As filed with the Securities and Exchange Commission on March 1, 2002.

                                                     1933 Act File No. 2-49560
                                                     1940 Act File No. 811-2429

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                          Pre-Effective Amendment No.             --
                        Post-Effective Amendment No. 60

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 48                      --

                             USAA MUTUAL FUND, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 Fredericksburg Road, San Antonio, TX 78288
               --------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-0600
                                                          --------------

                          Michael D. Wagner, Secretary
                             USAA MUTUAL FUND, INC.
                            9800 Fredericksburg Road
                           San Antonio, TX 78288-0227
                         ------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485

____ immediately upon filing pursuant to paragraph (b)
____ on (date) pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
_X__ on (May 1, 2002) pursuant to paragraph (a)(1)
____ 75 days after filing pursuant to paragraph (a)(2)
____ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Exhibit Index on Pages 106 - 111
                                                                 Page 1 of 210

                                     Part A

                               Prospectus for the
                S&P 500 Index Fund, Extended Market Index Fund,
              Nasdaq-100 Index Fund, and Global Titans Index Fund
                               is included herein

                 Not included in this Post-Effective Amendment
                          are the Prospectuses for the
           Aggressive Growth Fund, Growth Fund, Growth & Income Fund,
             Income Stock Fund, Income Fund, Short-Term Bond Fund,
                 Money Market Fund, Science & Technology Fund,
             First Start Growth Fund, Intermediate-Term Bond Fund,
              High-Yield Opportunities Fund, Small Cap Stock Fund,
                      Capital Growth Fund, and Value Fund

                                                                     PROSPECTUS
                                                                     MAY 1, 2002


     USAA INDEX Funds


       TABLE OF CONTENTS
       ------------------------------------------------------------------------
       Overview of Index Funds                                         2
       ------------------------------------------------------------------------
       USAA S&P 500 Index Fund                                         4
       ------------------------------------------------------------------------
       USAA Extended Market Index Fund                                 9
       ------------------------------------------------------------------------
       USAA Nasdaq-100 Index Fund                                     14
       ------------------------------------------------------------------------
       USAA Global Titans Index Fund                                  18
       ------------------------------------------------------------------------
       The Basics of Index Investing                                  22
       ------------------------------------------------------------------------
       Fund and Portfolio Management                                  23
       ------------------------------------------------------------------------
       Using Mutual Funds in an Investment Program                    25
       ------------------------------------------------------------------------
       How to Invest                                                  25
       ------------------------------------------------------------------------
       How to Redeem                                                  28
       ------------------------------------------------------------------------
       Important Information About Purchases and Redemptions          29
       ------------------------------------------------------------------------
       Exchanges                                                      29
       ------------------------------------------------------------------------
       Shareholder Information                                        30
       ------------------------------------------------------------------------
       Financial Highlights                                           33
       ------------------------------------------------------------------------
       Appendix A                                                     37
       ------------------------------------------------------------------------
       Appendix B                                                     39
       ------------------------------------------------------------------------

     AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     AN INVESTMENT IN THESE FUNDS IS NOT A DEPOSIT OF USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

USAA INDEX FUNDS
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY MANAGES THESE FUNDS. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

OVERVIEW OF INDEX FUNDS

WHAT ARE INDEX FUNDS?

Index funds are mutual funds that attempt to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund's results. In this prospectus, we offer you a choice of four index funds that provide you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly. For additional information on index investing, see THE BASICS OF INDEX INVESTING on page 22.

The chart below shows the performance of the four benchmark indices relevant to the USAA Index Funds: the S&P 500(R) Index, the Wilshire 4500 Index(R), the Nasdaq-100 Index(R), and the Dow Jones Global Titans 50 IndexSM. The chart shows total returns for each of the ten calendar years ended 2001 for the S&P 500 Index, the Wilshire 4500 Index, and the Nasdaq-100 Index. The total return for the Dow Jones Global Titans 50 Index began to be calculated in July 1999; therefore, the chart only reflects two calendar years of total return for the index. How the indices performed in the past does not indicate how they will perform in the future. Past performance of an index should not be viewed as an indication of the Funds' future performance. For the actual past performance of each of the Funds, see FLUCTUATION OF INVESTMENT VALUE under each Fund's individual section.

[BAR CHART]

CALENDAR                           TOTAL RETURN
  YEAR
              S&P 500           WILSHIRE 4500     NASDAQ-100   DOW JONES GLOBAL
               INDEX                INDEX           INDEX       TITANS 50 INDEX
  1992          7.61%               11.87%           8.86%
  1993         10.06%               14.57%          10.58%
  1994          1.31%               -2.66%           1.50%
  1995         37.53%               33.48%          42.54%
  1996         22.95%               17.18%          42.54%
  1997         33.35%               25.69%          20.63%
  1998         28.03%                8.63%          85.31%
  1999         21.03%               35.49%         101.95%
  2000         -9.10%              -36.84%         -15.77%            -19.73%
  2001        -11.88%               -9.33%         -32.62%            -12.07%


USAA INDEX FUNDS - 2

-------------------------------------------------------------------------------
                     A BRIEF DESCRIPTION OF THE BENCHMARKS


THE S&P 500 INDEX 1 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. See APPENDIX B on page 39 for ADDITIONAL INFORMATION ON THE S&P 500 INDEX.

THE WILSHIRE 4500 INDEX 2 is a market capitalization- weighted index of approximately 6,000 U.S. equity securities. The Wilshire 4500 includes all the stocks in the Wilshire 5000 except for stocks included in the S&P 500. See APPENDIX B on page 39 for ADDITIONAL INFORMATION ON THE WILSHIRE 4500 INDEX.

THE NASDAQ-100 INDEX 3 is a modified capitalization- weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization. See APPENDIX B on page 39 for ADDITIONAL INFORMATION ON THE NASDAQ-100 INDEX.

THE DOW JONES GLOBAL TITANS 50 INDEX 4 is a market capitalization-weighted index composed of 50 stocks of the world's largest multinational companies with a distinct asset class and no national borders to define their territories. See APPENDIX B on page 39 FOR ADDITIONAL INFORMATION ON THE DOW JONES GLOBAL TITANS 50 INDEX.

-------------------------------------------------------------------------------

1 "STANDARD & POOR'S(R)," "S&P(R)," "STANDARD & POOR'S 500,"  "S&P 500(R), " AND
  "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED
   FOR USE.

2 "WILSHIRE 4500" IS A  TRADEMARK AND "WILSHIRE"  IS A SERVICE MARK  OF WILSHIRE
  ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE.

3 NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R)ARE TRADE OR SERVICE MARKS OF
  THE  NASDAQ  STOCK  MARKET,  INC.   (WHICH   WITH   ITS  AFFILIATES   ARE  THE
  "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE.

4 "DOW JONES" AND "DOW JONES GLOBAL TITANS 50 INDEXSM" ARE SERVICE  MARKS OF DOW
  JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE.

                                                                   3-PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------
USAA S&P 500 INDEX FUND

OBJECTIVE

The Fund seeks to match, before fees and expenses, the performance of the S&P 500 INDEX. The S&P 500 Index emphasizes stocks of large U.S. companies. The Company's Board of Directors may change the Fund's investment objective without shareholder approval.

[SIDE BAR]
     THE S&P 500 INDEX
     THE STOCKS THAT MAKE UP THE INDEX ARE CURRENTLY THE COMMON STOCKS OF 500 COMPANIES FROM SEVERAL INDUSTRIAL SECTORS REPRESENTING A SIGNIFICANT PORTION OF THE MARKET VALUE OF ALL STOCKS PUBLICLY TRADED IN THE UNITED STATES. EACH STOCK IN THE INDEX CONTRIBUTES TO THE INDEX IN THE SAME PROPORTION AS THE VALUE OF ITS SHARES. THE "500" IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE.


INVESTMENT STRATEGY

We  are  the  Fund's  investment  adviser.  We  have  retained  Deutsche  Asset
Management, Inc. (DAMI) to serve as subadviser for the Fund. DAMI is responsible for investing the Fund's assets. Under normal market conditions, DAMI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the S&P 500 Index.

In seeking to mirror the performance of the S&P 500 Index, DAMI attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the Index's value. DAMI may exclude or remove any S&P stock from the Fund, if DAMI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.


MAIN RISKS OF INVESTING

STOCK MARKET RISK
The Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

CASH FLOW AND TRACKING ERROR RISKS
While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance will be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the S&P 500 Index. Because of the differences between the Index and the Fund's portfolio, the Fund may not track the S&P 500 Index perfectly.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.


FLUCTUATION OF INVESTMENT VALUE

DAMI attempts to keep the Fund fully invested in securities that are representative of the S&P 500 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

Effective May 1, 2002, the Fund is divided into two classes of shares, USAA Member Shares (Member Shares) and USAA Eagle Shares (Eagle Shares). All previously issued shares of the S&P 500 Index Fund were designated as Member Shares on May 1, 2002. Eagle Shares were not available prior to that date.

The following bar chart illustrates the Funds volatility and performance from year to year for each full calendar year since the Fund's inception. This information is for the Member Shares only.

USAA INDEX FUNDS - 4

-------------------------------------------------------------------------------

[BAR CHART]
                 CALENDAR YEAR             TOTAL RETURN
                     1997*                     33.03%
                     1998                      28.62%
                     1999                      20.67%
                     2000                      -9.27%
                     2001                     -12.09%

                    * FUND BEGAN OPERATIONS ON MAY 1, 1996.


[SIDE BAR]
     3-MONTH YTD TOTAL RETURN
     XX.XX%    (3/31/02)

     BEST QUARTER
     21.33%    4TH QTR. 1998

     WORST QUARTER
     -14.66%   3RD QTR. 2001

     TOTAL RETURN
     MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

The following table shows how the Fund's Member Shares average annual TOTAL RETURNS for the one- and five-year periods, as well as the life of the Fund, compared to those of the S&P 500 Index itself. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions and (2) assumes that you paid taxes on the Fund's distributions and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In the example that assumes all Fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that you received a tax deduction for the loss incurred on the sale. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you. The following return information reflects returns for Member Shares only. The before-tax and after-tax returns for the Eagle Shares will vary.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                          PAST        PAST     SINCE INCEPTION
                                         1 YEAR     5 YEARS      MAY 1, 1996
-------------------------------------------------------------------------------
S&P 500 INDEX FUND
(MEMBER SHARES)
  Return Before Taxes*                   -12.09%     10.49%        12.24%
  Return After Taxes on Distributions*   -12.54%      9.79%        11.53%
  Return After Taxes on Distributions
    and Sale of Fund Shares*              -7.34%      8.43%         9.96%
................................................................................
  S&P 500 Index (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES, OR TAXES)          -11.88%     10.70%        12.44%
-------------------------------------------------------------------------------

  * EXCLUDES $10 ACCOUNT MAINTENANCE FEE, WHICH IS WAIVED FOR ACCOUNTS OF $10,000 OR MORE.

                                                                 5 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS
There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

              REDEMPTION                ANNUAL ACCOUNT
                  FEE                   MAINTENANCE FEE
        ----------------------------------------------------------
                 None          $10 (for accounts under $10,000)
                                         Member Shares

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, transfer agency, and legal fees. Prior to August 13, 2001, the Fund invested all of its assets in the Equity 500 Portfolio (a separately managed investment company advised by Deutsche Asset Management and utilized by the Fund in a master-feeder arrangement). The figures for the Member Shares are based on the expenses of the Fund and the Equity 500 Portfolio combined during the past fiscal year ended December 31, 2001. These fees have been adjusted to reflect the changes in the underlying contracts and are calculated as a percentage of average net assets (ANA). The figures for the Eagle Shares have been estimated for the first year of operation.


[SIDE BAR]
     12B-1 FEES
     SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.


                 MANAGEMENT   DISTRIBUTION     OTHER         TOTAL ANNUAL
                    FEES      (12b-1) Fees    EXPENSES    OPERATING EXPENSES
-------------------------------------------------------------------------------
Member Shares      .10%          None           .26%             .36%*
Eagle Shares       .10%          None           .08%             .18%*

* WE HAVE AGREED TO WAIVE FEES AND REIMBURSE EXPENSES OF THE FUND TO THE EXTENT THE TOTAL EXPENSES OF THE MEMBER SHARES EXCEED .27% OF THE ANA OR TOTAL EXPENSES OF THE EAGLE SHARES EXCEED .17% OF THE ANA THROUGH APRIL 30, 2003. WITH THIS REIMBURSEMENT, EACH CLASS' TOTAL ANNUAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                                         REIMBURSEMENT         ACTUAL FUND
                   TOTAL ANNUAL       FROM USAA INVESTMENT  OPERATING EXPENSES
              FUND OPERATING EXPENSES  MANAGEMENT COMPANY   AFTER REIMBURSEMENT
-------------------------------------------------------------------------------
Member Shares           .36%                 .09%                 .27%
Eagle Shares            .18%                 .01%                 .17%

     USAA SHAREHOLDER ACCOUNT SERVICES, THE FUND'S TRANSFER AGENT, ASSESSES A $10 ANNUAL ACCOUNT MAINTENANCE FEE TO ALLOCATE PART OF THE FIXED COSTS OF MAINTAINING SHAREHOLDER ACCOUNTS. WE DEDUCT $2.50 PER QUARTER FROM YOUR DIVIDENDS TO PAY THE ANNUAL FEE. WE WILL WAIVE THIS FEE IF YOU MAINTAIN AN ACCOUNT BALANCE OF $10,000 OR MORE. SEE Shareholder Information ON PAGE 30 FOR FURTHER INFORMATION.

EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

This example is intended to help you compare the cost of investing in this Fund's Member Shares and Eagle Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return,
(2) the Fund's operating expenses, before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                           1 YEAR       3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
 Member Shares               $37          $116          $202            $456
 Eagle Shares                $18          $58            n/a             n/a


USAA INDEX FUNDS - 6

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Q    WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

A Under normal market conditions, the Fund's assets will be invested, as is practical, in stocks included in the S&P 500 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options.

     The Fund may invest, to a limited extent, in stock index futures and options. The Fund will generally invest in index futures and options in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities.

     If the Fund invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for nonhedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's assets after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

[SIDE BAR]
     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     ARE USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.

For a description of the futures and options the Fund may use and some of their associated risks, see APPENDIX A on page 37.


PORTFOLIO MANAGER
DAMI, an indirect wholly owned subsidiary of Deutsche Bank AG, is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions, and private clients. Investment management is a core business of DAMI, with assets under management of approximately $96.1 billion as of December 31, 2001.


HOW TO CONVERT SHARES

PRICING
   o If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSION INTO USAA EAGLE SHARES

   o We will automatically convert Member Shares into USAA Eagle Shares (Eagle Shares) if you meet any of the following criteria:

     --  your account balance in the Fund is at least $250,000.

     -- you have held shares in the Fund at least three years, your account balance in the Fund is at least $150,000, and you have registered for all available IMCO electronic document delivery through usaa.com; or

     -- you are a member of the USAA Enterprise Select program and have at least $50,000 in the Fund.


                                                                 7 - PROSPECTUS

CONVERSION INTO MEMBER SHARES

   o If you no longer meet the requirements for our Eagle Shares, the Fund may reclassify your Eagle Shares into Member Shares. A decline in your account balance due to redemption or exchange may result in such a conversion. Market movement alone, however, will not result in a conversion. We will notify you in writing before any mandatory conversion into Member Shares.

-------------------------------------------------------------------------------
                                  FUND FACTS


  INCEPTION DATE                                 FUND NUMBER
  Member Shares - May 1, 1996                    Member Shares - 34
  Eagle Shares - May 1, 2002                     Eagle Shares - 33


  NEWSPAPER SYMBOL                               TICKER SYMBOL
  Member Shares - S&PIdx                         Member Shares - USSPX
  Eagle Shares -                                 Eagle Shares -
-------------------------------------------------------------------------------

USAA INDEX FUNDS - 8

-------------------------------------------------------------------------------

USAA EXTENDED MARKET INDEX FUND

OBJECTIVE

The Fund seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the WILSHIRE 4500 INDEX. The Wilshire 4500 Index measures the performance of the equity securities of all U.S.-headquartered companies with readily available price data, excluding companies in the S&P 500 Index. The Company's Board of Directors may change the Fund's investment objective without shareholder approval.

[SIDE BAR]
     THE WILSHIRE 4500 INDEX
     THE INDEX WAS CREATED ON DECEMBER 31, 1983. IT MEASURES THE PERFORMANCE OF ALL SMALL- AND MID-CAP STOCKS REGULARLY TRADED ON THE AMERICAN AND NEW YORK STOCK EXCHANGES AND THE NASDAQ OVER-THE-COUNTER MARKET. IT IS CONSTRUCTED USING THE WILSHIRE 5000 SECURITIES WITH THE SECURITIES IN THE S&P 500 Index removed.

INVESTMENT STRATEGY

We are the Fund's investment adviser. Unlike other mutual funds that directly acquire and manage their own portfolio securities, we will attempt to achieve the objective by investing all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series Trust (Extended Market Portfolio), which is a separate fund advised by Merrill Lynch Quantitative Advisers (MLQA), a division of Fund Asset Management, L.P., with a substantially similar investment objective. Therefore, your interest in the Extended Market Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

To track the Wilshire 4500 Index as closely as possible, under normal market conditions, MLQA will normally invest at least 80% of the Extended Market
Portfolio's assets in stocks of companies or other financial instruments that are included in or correlated with securities in the Wilshire 4500 Index. In seeking to mirror the performance of the Wilshire 4500 Index, MLQA attempts to allocate the Extended Market Portfolio's investments among stocks in approximately the same weightings as the Wilshire 4500 Index, beginning with the stocks that make up the larger portion of the Index's value. It will not be MLQA's intent, however, to fully replicate the Wilshire 4500 Index, because the Index includes more than 6,000 stocks. MLQA may exclude any Wilshire 4500 Index stock from the Extended Market Portfolio due to that stock's illiquidity, high transaction costs, or small weighting in the Index.


MAIN RISKS OF INVESTING

STOCK MARKET RISK
The Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

CASH FLOW AND TRACKING ERROR RISKS
While the Fund attempts to match the Wilshire 4500 Index as closely as possible, the ability of the Extended Market Portfolio to meet its investment objective depends to some extent on the cash flow in and out of the Fund and other investors in the Extended Market Portfolio. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, it may result in the Extended Market Portfolio having to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the Wilshire 4500 Index. Because of the differences between the Index and the portfolio of the Extended Market Portfolio, the Fund in turn may not track the Wilshire 4500 Index perfectly. Because this Fund selects a representative sample of stocks from the Wilshire 4500 Index as opposed to investing in each stock composing the Index, tracking error may at times be higher than a fund that invests in each stock of the Wilshire 4500 Index.

                                                                9 -  PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

MASTER-FEEDER STRUCTURE RISK
As a feeder fund in a master-feeder structure, the Fund is subject to certain risks. Actions of larger feeder funds may materially affect smaller feeder funds investing in the Extended Market Portfolio. For example, if a large feeder fund withdraws from the Extended Market Portfolio, the remaining funds may experience proportionately higher operating expenses, resulting in lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, the Extended Market Portfolio may own fewer stocks than that of the market index, resulting in increased portfolio risk. Also, feeder funds with a greater pro rata ownership in the Extended Market Portfolio could have effective voting control of the operations of the Extended Market Portfolio.

SMALL-CAPITALIZATION RISK
Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.


FLUCTUATION OF INVESTMENT VALUE

MLQA attempts to keep the Extended Market Portfolio fully invested in securities that are representative of the Wilshire 4500 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the portfolio of the Extended Market Portfolio.

With respect to the Extended Market Index Fund, the following bar chart illustrates the Fund's volatility and performance for one full calendar year and gives some indication of the risks of investing in this Fund.

[BAR CHAR]
                        CALENDAR YEAR       TOTAL RETURN
                           2001*               -9.03%

                 * FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.

[SIDE BAR]
3-MONTH YTD TOTAL RETURN
XX.XX%    (3/31/02)

BEST QUARTER
18.93%    4TH QTR. 2001

WORST QUARTER
-20.27%   3RD QTR. 2001

USAA INDEX FUNDS - 10

-------------------------------------------------------------------------------

The following table shows how the Fund's average annual TOTAL RETURNS for the one-year period, as well as the life of the Fund, compared to those of the Wilshire 4500 Index itself. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions and (2) assumes that you paid taxes on the Fund's distributions and sold all shares at the end of each period.

[SIDE BAR]
     TOTAL RETURN
     MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In the example that assumes all Fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that you received a tax deduction for the loss incurred on the sale. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                 PAST        SINCE INCEPTION
                                                1 YEAR       OCTOBER 27, 2000
-------------------------------------------------------------------------------
EXTENDED MARKET INDEX FUND
  Return Before Taxes                            -9.03%           -12.73%
  Return After Taxes on Distributions            -9.71%           -13.28%
  Return After Taxes on Distributions
    and Sale of Fund Shares                      -5.51%           -10.43%
................................................................................
  Wilshire 4500 Index (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES, OR TAXES)                  -9.33%           -14.04%
-------------------------------------------------------------------------------

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES - DIRECT COSTS
There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)


ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, transfer agency, and legal fees. The figures below are based upon the actual expenses of the Fund and the Extended Market Portfolio combined during the past fiscal year ended December 31, 2001, and are calculated as a percentage of average net assets (ANA).

[SIDE BAR]
     12B-1 FEES
     SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.


        MANAGEMENT       DISTRIBUTION         OTHER         TOTAL ANNUAL
           FEES          (12b-1) Fees       EXPENSES     OPERATING EXPENSES
     ------------------------------------------------------------------------
           .39%             None              1.22%            1.61%*

* WE HAVE VOLUNTARILY AGREED TO LIMIT THE EXTENDED MARKET INDEX FUND'S TOTAL ANNUAL OPERATING EXPENSES TO .50% OF ITS ANA AND TO REIMBURSE THE FUND FOR ALL EXPENSES IN EXCESS OF THAT AMOUNT THROUGH APRIL 30, 2003. UP TO OCTOBER 27, 2003, WE MAY RECOVER FROM THE FUND AMOUNTS REIMBURSED, SUBJECT TO CERTAIN LIMITATIONS. WITH THIS REIMBURSEMENT, THE FUND'S TOTAL ANNUAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                              REIMBURSEMENT FROM             ACTUAL FUND
       TOTAL ANNUAL             USAA INVESTMENT          OPERATING EXPENSES
    OPERATING EXPENSES        MANAGEMENT COMPANY         AFTER REIMBURSEMENT
   --------------------------------------------------------------------------
          1.61%                      1.11%                       .50%



                                                                11 - PROSPECTUS

EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR       3 YEARS      5 YEARS      10 YEARS
             --------------------------------------------------
                $164          $508         $876        $1,911


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Q    WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

A Under normal market conditions, the Extended Market Portfolio's assets will be invested, as is practical, in stocks included in the Wilshire 4500 Index. Consistent with these conditions, the Extended Market Portfolio may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options in most cases to provide liquidity to pay redemptions and fees.

     The Extended Market Portfolio may invest, to a limited extent, in stock index futures and options. The Extended Market Portfolio will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities.

[SIDE BAR]
     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     ARE USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.

     If the Extended Market Portfolio invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for nonhedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Extended Market Portfolio's assets after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

     For a description of the futures and options the Extended Market Portfolio may use and some of their associated risks, see APPENDIX A on page 37.


Q    HOW DO FUNDS IN A MASTER-FEEDER STRUCTURE OPERATE?

[SIDE BAR]
HOW A MASTER-FEEDER
STRUCTURE OPERATES:
YOU BUY SHARES IN THE FUND
[ARROW]
THE FUND INVESTS IN THE PORTFOLIO
[ARROW]
THE PORTFOLIO INVESTS IN
WILSHIRE 4500 INDEX STOCKS
AND OTHER SECURITIES

A The Extended Market Portfolio is considered a master fund. The Extended Market Index Fund is considered a feeder fund and invests all of its assets in the Extended Market Portfolio. The Extended Market Portfolio may also accept investments from other feeder funds, typically mutual funds or institutional investors. All feeder funds will invest in the Extended Market Portfolio under the same terms and conditions and will bear the
     Extended  Market  Portfolio's  expenses  in  proportion  to their  assets.
     However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. Therefore, investors in different feeder funds may experience different returns.

     The Extended Market Index Fund may withdraw its investment from the Extended Market Portfolio at any time if the Board of Directors determines that it is in the best interest of the Fund's shareholders to do so. Certain changes in the Extended Market Portfolio's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Extended Market Portfolio. Upon any such withdrawal, we would become responsible for directly managing the assets of the Fund. In addition, the Board of Directors would then consider whether to invest in a different master portfolio or take other action, such as the selection of a
     subadviser.   See  CHANGE  OF   SUBADVISERS  on  page  24  for  additional
     information.

USAA INDEX FUNDS - 12

-------------------------------------------------------------------------------

PORTFOLIO MANAGER
Merrill Lynch Quantitative Advisers (MLQA) operates as a division of Fund Asset Management, L.P. (FAM), a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. FAM is an affiliate of Merrill Lynch Investment Managers, L.P.
(MLIM), which is a wholly owned subsidiary of Merrill Lynch & Co. MLIM is one of the world's largest global investment management organizations and had approximately $528 billion in investment company and other portfolio assets under management as of December 31, 2001. FAM has both the experience and expertise to offer a broad range of investment services to many diversified market segments. FAM's Quantitative Advisers division specializes in managing index and quantitative portfolios and is headed by a group of professionals who have been together over 16 years.

-------------------------------------------------------------------------------
                                  FUND FACTS

            INCEPTION DATE                     FUND NUMBER
            October 27, 2000                   73

            NEWSPAPER SYMBOL                   TICKER SYMBOL
            ExtMktIn                           USMIX
-------------------------------------------------------------------------------

                                                                13 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

USAA NASDAQ-100 INDEX FUND

OBJECTIVE

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the NASDAQ-100 INDEX. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. The Company's Board of Directors may change the Fund's investment objective without shareholder approval.

[SIDE BAR]
     THE NASDAQ-100 INDEX(R)
     THE INDIVIDUAL STOCKS THAT MAKE UP THE INDEX HAVE TOTAL MARKET VALUE RANGING IN SIZE FROM $XXX MILLION TO $XXX BILLION AS OF MARCH 31, 2002.


INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Barclays Global Fund Advisors (Barclays) to serve as subadviser for the Fund. Barclays is responsible for investing the Fund's assets. Under normal market conditions, Barclays attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets, including any borrowings for investment purposes, in the stocks of companies composing the Nasdaq-100 Index.

The Nasdaq-100 Index represents the largest and most active nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. Eligibility criteria include a minimum average daily trading volume of 100,000 shares. The security must be of a nonfinancial company, not currently in bankruptcy, and only one class of the security is allowed. The security must have "seasoned" on The Nasdaq Stock Market or another recognized market, meaning that the security has been listed on a market for at least two years. If a security would otherwise qualify to be in the top 25% of the issuers included in the Index by market capitalization, then a one-year "seasoning" criteria would apply. If the security is a foreign security, the company must have a worldwide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day, and be eligible for listed options trading. Additionally, a security may not be added to the Index if it has entered into any agreement that would result in it no longer being listed on The Nasdaq Stock Market within the next six months.

Barclays will normally invest in all the stocks in the Nasdaq-100 Index in roughly the same proportions as their weightings in the Index. While Barclays attempts to replicate the Index, there may be times when the Fund and the Index do not match exactly. At times, Barclays may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index.


MAIN RISKS OF INVESTING

STOCK MARKET RISK
The Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

SECTOR RISK
The returns from a specific type of security may trail returns from other asset classes or the overall market. For example, the stocks that make up the Index are currently heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund's performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

CASH FLOW AND TRACKING ERROR RISKS
While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and

USAA INDEX FUNDS - 14

-------------------------------------------------------------------------------

fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the Nasdaq-100 Index. Because of the differences between the Index and the Fund's portfolio, the Fund may not track the Nasdaq-100 Index perfectly.

NONDIVERSIFICATION RISK
The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

FOREIGN INVESTING RISK
Because the Fund may invest in securities of foreign issuers, it is subject to the risks of foreign investing. These risks include currency-exchange-rate fluctuations; increased-price volatility; different accounting, reporting, and disclosure requirements; and political or social instability.

Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.


FLUCTUATION OF INVESTMENT VALUE

Barclays attempts to keep the Fund's portfolio fully invested in securities that are representative of the Nasdaq-100 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

With respect to the Nasdaq-100 Index Fund, the following bar chart illustrates the Fund's volatility and performance for one full calendar year and gives some indication of the risks of investing in this Fund.

[BAR CHART]
                      CALENDAR YEAR           TOTAL RETURN
                         2001*                    -33.48%

                 * FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.

[SIDE BAR]
     3-MONTH YTD TOTAL RETURN
     XX.XX%    (3/31/02)

     BEST QUARTER
     34.46%    4TH QTR. 2001

     WORST QUARTER
     -36.33%  3rd Qtr. 2001

                                                                15 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------
[SIDE BAR]
     TOTAL RETURN
     MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

The following table shows how the Fund's average annual TOTAL RETURNS for the one-year period, as well as the life of the Fund, compared to those of the Nasdaq-100 Index itself. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions and (2) assumes that you paid taxes on the Fund's distributions and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In the example that assumes all Fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that you received a tax deduction for the loss incurred on the sale. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                  PAST       SINCE INCEPTION
                                                 1 YEAR      OCTOBER 27, 2000
-------------------------------------------------------------------------------
NASDAQ-100 INDEX FUND
  Return Before Taxes                            -33.48%         -44.00%
  Return After Taxes on Distributions            -33.49%         -44.01%
  Return After Taxes on Distributions
    and Sale of Fund Shares                      -20.39%         -34.81%
................................................................................
  Nasdaq-100 Index (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES, OR TAXES)                  -32.62%         -43.52%
-------------------------------------------------------------------------------

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES - DIRECT COSTS
There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, transfer agency, and legal fees. The figures below show actual expenses during the past fiscal year ended December 31, 2001, and are calculated as a percentage of average net assets (ANA).

[SIDE BAR]
     12B-1 FEES
     SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

       MANAGEMENT       DISTRIBUTION        OTHER         TOTAL ANNUAL
          FEES          (12b-1) Fees       EXPENSES     OPERATING EXPENSES
   ------------------------------------------------------------------------
          .55%             None              1.06%            1.61%*

* WE HAVE VOLUNTARILY AGREED TO LIMIT THE NASDAQ-100 INDEX FUND'S TOTAL ANNUAL OPERATING EXPENSES TO .85% OF ITS ANA, AND TO REIMBURSE THE FUND FOR ALL EXPENSES IN EXCESS OF THAT AMOUNT THROUGH APRIL 30, 2003. UP TO OCTOBER 27, 2003, WE MAY RECOVER FROM THE FUND AMOUNTS REIMBURSED, SUBJECT TO CERTAIN LIMITATIONS. WITH THIS REIMBURSEMENT, THE FUND'S TOTAL ANNUAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                                REIMBURSEMENT FROM            ACTUAL FUND
         TOTAL ANNUAL            USAA INVESTMENT           OPERATING EXPENSES
      OPERATING EXPENSES        MANAGEMENT COMPANY         AFTER REIMBURSEMENT
     --------------------------------------------------------------------------
           1.61%                      .76%                        .85%

USAA INDEX FUNDS - 16

-------------------------------------------------------------------------------

EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.


          1 YEAR      3 YEARS       5 YEARS       10 YEARS
      -----------------------------------------------------
           $164        $508          $876          $1,911


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Q    WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

A Under normal market conditions, the Fund's assets will be invested, as is practical, in stocks included in the Nasdaq-100 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options in most cases to provide liquidity to pay redemptions and fees.

     The Fund may invest, to a limited extent, in stock index futures and options. The Fund will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities.

[SIDE BAR]
     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     ARE USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.

     If the Fund invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for nonhedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's assets after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

For a description of the futures and options the Fund may use and some of their associated risks, see APPENDIX A on page 37.

PORTFOLIO MANAGER
Barclays is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays has provided asset management, administration, and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including Barclays, provided investment advisory services for over $768 billion of assets.

-------------------------------------------------------------------------------
                                  FUND FACTS

          INCEPTION DATE                       FUND NUMBER
          October 27, 2000                     74

          NEWSPAPER SYMBOL                     TICKER SYMBOL
          Nasdaq-100                           USNQX
-------------------------------------------------------------------------------


                                                                17 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------
USAA GLOBAL TITANS INDEX FUND

OBJECTIVE

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the DOW JONES GLOBAL TITANS 50 INDEX. The Dow Jones Global Titans Index currently consists of the 50 largest multinational companies in the world. Each of these companies currently has a MARKET CAPITALIZATION of at least $20 billion. The Company's Board of Directors may change the Fund's investment objective without shareholder approval.

[SIDE BAR]
     THE DOW JONES  GLOBAL TITANS 50 INDEX
     THE INDEX BEGAN TO BE CALCULATED IN JULY 1999 AND CONSISTS OF SECURITIES OF COMPANIES THAT ARE SELECTED BASED ON A GLOBAL OR MULTINATIONAL STANDARD. THEREFORE, THESE COMPANIES MAY BE HEADQUARTERED ANYWHERE IN THE WORLD, ARE MARKET AND INDUSTRY LEADERS ON A GLOBAL LEVEL, AND HAVE INTERNATIONAL EXPOSURE EITHER FROM SELLING PRODUCTS OUTSIDE THEIR HOME MARKETS OR PROVIDING SERVICES TO OVERSEAS CLIENTS.


     MARKET CAPITALIZATION (MARKET CAP) IS THE TOTAL MARKET VALUE OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.


INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Barclays Global Fund Advisors (Barclays) to serve as subadviser for the Fund. Barclays is responsible for investing the Fund's assets. Under normal market conditions, Barclays will attempt to achieve the Fund's objective by investing at least 80% of the Fund's assets, including any borrowings for investment purposes, in the stocks of companies composing the Dow Jones Global Titans 50 Index.

The Dow Jones Global Titans 50 Index consists of securities of the 50 largest multinational companies in the world. The size of the companies is measured by assets, book value, sales/revenue, net profit, and foreign sales rankings. Any domestic-focused companies without multinational operations are ineligible for the Index, no matter how large or successful within domestic markets.

It is the intention of Dow Jones that the major characteristics of the Index be: market leadership; multinational exposure; global diversification (at both a regional/country and industry/sector level); high liquidity; low turnover; and sufficient market coverage.

Barclays may invest the Fund's assets in foreign securities to the extent such securities are included in the Index. As of March 31, 2002, foreign securities made up just under 40% of the Index's components and one-third of its market value. The Index currently includes companies from the United States, Switzerland, the United Kingdom, Germany, Netherlands, Japan, France, and Finland and may include companies from other countries in the future.


MAIN RISKS OF INVESTING

STOCK MARKET RISK
The Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

CASH FLOW AND TRACKING ERROR RISKS
While the Fund attempts to match the Dow Jones Global Titans 50 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the Dow Jones Global Titans 50 Index. Because of the differences between the Index and the Fund's portfolio, the Fund may not track the Dow Jones Global Titans 50 Index perfectly.

NONDIVERSIFICATION RISK
The Fund is considered nondiversified, which means that the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited

USAA INDEX FUNDS - 18

-------------------------------------------------------------------------------
number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because it may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

FOREIGN INVESTING RISK
Because the Fund may invest in foreign securities, it is subject to the risks of foreign investing. These risks include currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; political instability; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.


FLUCTUATION OF INVESTMENT VALUE

Barclays attempts to keep the Fund's portfolio fully invested in securities that are representative of the Dow Jones Global Titans Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

With respect to the Global Titans Index Fund, the following bar chart illustrates the Fund's volatility and performance for one full calendar year and gives some indication of the risks of investing in this Fund.

[BAR CHAR]

                   CALENDAR YEAR       TOTAL RETURN
                       2001*             -13.26%

                  * FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.


[SIDE BAR]
     3-MONTH YTD TOTAL RETURN
     XX.XX%    (3/31/02)

     BEST QUARTER
     8.19%     4TH QTR. 2001

     WORST QUARTER
     -12.63%   3RD QTR. 2001


                                                                19 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

[SIDE BAR]
     TOTAL RETURN
     MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

The following table shows how the Fund's average annual TOTAL RETURNS for the one-year period, as well as the life of the Fund, compared to those of the Dow Jones Global Titans Index itself. The after-tax returns are shown in two ways:
(1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions and (2) assumes that you paid taxes on the Fund's distributions and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In the example that assumes all Fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that you received a tax deduction for the loss incurred on the sale. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                  PAST         SINCE INCEPTION
                                                 1 YEAR       OCTOBER 27, 2000
-------------------------------------------------------------------------------
GLOBAL TITANS INDEX FUND
  Return Before Taxes                            -13.26%          -17.16%
  Return After Taxes on Distributions            -13.54%          -17.39%
  Return After Taxes on Distributions
    and Sale of Fund Shares                       -8.08%          -13.80%
................................................................................
  Dow Jones Global Titans 50 Index (REFLECTS
  NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)     -12.07%          -16.58%
-------------------------------------------------------------------------------

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS
There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, transfer agency, and legal fees. The figures below show actual expenses during the past fiscal year ended December 31, 2001, and are calculated as a percentage of average net assets (ANA).

[SIDE BAR]
     12B-1 FEES
     SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.


      MANAGEMENT       DISTRIBUTION        OTHER          TOTAL ANNUAL
         FEES          (12b-1) Fees       EXPENSES     OPERATING EXPENSES
     --------------------------------------------------------------------
         .60%             None             1.66%             2.26%*

* WE HAVE VOLUNTARILY AGREED TO LIMIT THE GLOBAL TITANS INDEX FUND'S TOTAL ANNUAL OPERATING EXPENSES TO .85% OF ITS ANA, AND TO REIMBURSE THE FUND FOR ALL EXPENSES IN EXCESS OF THAT AMOUNT THROUGH APRIL 30, 2003. UP TO OCTOBER 27, 2003, WE MAY RECOVER FROM THE FUND AMOUNTS REIMBURSED, SUBJECT TO CERTAIN LIMITATIONS. WITH THIS REIMBURSEMENT, THE FUND'S TOTAL ANNUAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                             REIMBURSEMENT FROM            ACTUAL FUND
        TOTAL ANNUAL          USAA INVESTMENT           OPERATING EXPENSES
     OPERATING EXPENSES      MANAGEMENT COMPANY         AFTER REIMBURSEMENT
    -------------------------------------------------------------------------
            2.26%                   1.41%                      .85%


USAA INDEX FUNDS - 20

-------------------------------------------------------------------------------

EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
            ------------------------------------------------------
                $229         $706         $1,210         $2,595

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Q    WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

A Under normal market conditions, the Fund's assets will be invested, as is practical, in stocks included in the Dow Jones Global Titans Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options in most cases to provide liquidity to pay redemptions and fees.

     The Fund may invest, to a limited extent, in stock index futures and options. The Fund will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities.

[SIDE BAR]
     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     ARE USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.

     If the Fund invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for nonhedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's assets after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

     For a description of the futures and options the Fund may use and some of their associated risks, see APPENDIX A on page 37.

PORTFOLIO MANAGER
Barclays is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays has provided asset management, administration, and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including Barclays, provided investment advisory services for over $768 billion of assets.

-------------------------------------------------------------------------------
                                  FUND FACTS

          INCEPTION DATE                        FUND NUMBER
          October 27, 2000                      75

          NEWSPAPER SYMBOL                      TICKER SYMBOL
          GlbTitansldx                          USGTX
-------------------------------------------------------------------------------

                                                                21 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

THE BASICS OF INDEX INVESTING

Q    HOW ARE THE FUNDS' PORTFOLIOS MANAGED?

A The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Funds utilize a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of a particular index.

     Generally, this is done by one of two methods. Some index funds hold each stock found in their target index in approximately the same proportions as represented in the index itself. This method of indexing is called a "replication" method. For example, if 5% of the Nasdaq-100 Index were made up of the stock of a specific company, a fund tracking that Index (such as the Nasdaq-100 Index Fund) would invest approximately 5% of its assets in that company. The Nasdaq-100 Index Fund and the Global Titans Index Fund are generally managed under this approach.

     The second method of indexing is referred to as a "sampling" method. Because it would be very expensive to buy and hold all of the stocks held in a particular index (such as the Wilshire 4500 Index, which includes more than 6,000 stocks) many index funds select a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the Wilshire 4500 Index was made up of technology stocks, the Extended Market Portfolio would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the Index. The Extended Market Portfolio and the S&P 500 Index Fund are managed in this way.

Q    AS AN  INVESTOR, WHAT  ARE THE  BENEFITS  OF USING A  PASSIVE, OR INDEXING
     APPROACH?

A    Indexing appeals to many investors because it:

     o provides simplicity because it is a straightforward market-matching strategy

     o generally provides diversification by investing in a wide variety of companies and industries

     o tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research and

     o usually   has  relatively  low-trading  activity,  therefore,  brokerage commissions tend to be lower

Q    HOW CLOSELY WILL THE FUNDS MATCH THEIR RESPECTIVE INDICES?

A In seeking to mirror the performance of their particular index, DAMI, MLQA, and Barclays will attempt to allocate the investments of the S&P 500 Index Fund, the Extended Market Portfolio, the Nasdaq-100 Index Fund, and the Global Titans Index Fund among stocks in approximately the same weightings as the indices themselves, beginning with the stocks that make up the larger portion of the particular index's value.

     Over the long term, DAMI will seek a correlation between the performance of the S&P 500 Index Fund, MLQA will seek a correlation between the performance of the Extended Market Portfolio, and Barclays will seek a correlation between the performance of the Nasdaq-100 Index Fund and the Global Titans Index Fund, before expenses, and that of the particular index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the S&P 500 Index Fund, the Extended Market Portfolio, the Nasdaq-100 Index Fund, and the Global Titans Index Fund always move up in value when their respective index rises and down in value when their respective index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

USAA INDEX FUNDS - 22

-------------------------------------------------------------------------------
FUND AND PORTFOLIO MANAGEMENT

The Board of Directors of USAA Mutual Fund, Inc. (Company), of which these Funds are series of, supervises the business affairs of the Company, while the business affairs of the Extended Market Portfolio are subject to the supervision of its Board of Trustees. No director of the Company also serves as a trustee of the Extended Market Portfolio.

[SIDE BAR]
     TOTAL ASSETS UNDER MANAGEMENT BY USAA INVESTMENT MANAGEMENT COMPANY APPROXIMATELY $XX BILLION AT MARCH 31, 2002


MANAGEMENT AND ADVISORY SERVICES

USAA INVESTMENT MANAGEMENT COMPANY
The Company has retained us, USAA Investment Management Company, to serve as the manager, investment adviser, and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

With respect to the S&P 500 INDEX FUND, we provide management services to the Fund pursuant to a Management Agreement. We are responsible for managing the business affairs of the Fund, subject to the authority of and supervision by the Company's Board of Directors. For our services, the Fund pays us an annual fee of one-tenth of one percent (.10%) of average net assets, accrued daily and paid monthly. We also provide services related to selling the Fund's shares and receive no compensation for those services.

With respect to the EXTENDED MARKET INDEX FUND, we provide certain management services to the Fund pursuant to a Management Agreement. We are responsible for monitoring the services provided to the Extended Market Portfolio by MLQA, subject to the authority of and supervision by the Company's Board of
Directors. We receive no fee for providing these monitoring services. Investment of the Fund's assets in the Extended Market Portfolio is not a funda- mental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment. However, in the event the Company's Board of Directors determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, we would be responsible for directly managing the assets of the Fund. In such event, the Fund would pay us an annual fee of three-tenths of one percent (.30%) of average net assets, accrued daily and paid monthly. We also provide services related to selling the Fund's shares and receive no compensation for those services.

With respect to the NASDAQ-100 INDEX FUND and the GLOBAL TITANS INDEX FUND, we provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the business affairs of the Funds, subject to the authority of and supervision by the Company's Board of Directors. For our services, the Funds pay us an annual fee. The fee for the Nasdaq-100 Index Fund is computed at one-fifth of one percent (.20%) of average net assets. The fee for the Global Titans Index Fund is computed at one-fourth of one percent (.25%) of average net assets. We also provide services related to selling the Fund's shares and receive no compensation for those services.

We have agreed, through April 30, 2003, to waive our annual management fee to the extent that total expenses of the Funds' average annual net assets exceed ..50%, .85%, and .85% of the Extended Market Index Fund, the Nasdaq-100 Index Fund, and the Global Titans Index Fund, respectively. Under these agreements, these Funds are required to pay us back the amount waived in subsequent years through October 27, 2003, but only if the additional payments do not cause the Funds' total expenses to exceed .50%, .85%, and .85%, respectively, of each Fund's average annual net assets.

DEUTSCHE ASSET MANAGEMENT, INC.
We have entered into a Subadvisory Agreement effective August 10, 2001, with Deutsche Asset Management, Inc. with headquarters at 280 Park Avenue, New York, New York 10017, to delegate the day-to-day discretionary management of the assets of the S&P 500 Index Fund. Under the Subadvisory Agreement, DAMI manages the assets of the Fund, subject to the general supervision of the Company's Board of Directors and us, in accordance with the Fund's investment objectives, policies, and restrictions.

                                                                23 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

DAMI is compensated by us out of the amounts we receive from the Fund. We may terminate the Subadvisory Agreement upon 60 days' notice.

MERRILL LYNCH QUANTITATIVE ADVISERS
At the present time, the Company seeks to achieve the Extended Market Index Fund's investment objective by investing all of the Fund's assets in the Extended Market Portfolio. The Extended Market Portfolio has retained the services of Merrill Lynch Quantitative Advisers (MLQA), a division of Fund Asset Management, L.P., located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, as investment adviser.

Under its Amended and Restated Management Agreement, MLQA receives a fee from the Extended Market Portfolio, computed daily and paid monthly, at the annual rate of .01% of the average daily net assets of the Extended Market Portfolio.

BARCLAYS
We have entered into a subadvisory agreement (Subadvisory Agreement) with Barclays Global Fund Advisors (Barclays), located at 45 Fremont Street, San Francisco, California 94105 to delegate the day-to-day discretionary management of the assets of the Nasdaq-100 Index Fund and the Global Titans Index Fund. Under the Subadvisory Agreement, Barclays manages the assets of the Funds, subject to the general supervision of the Company's Board of Directors and us, in accordance with the Funds' investment objectives, policies, and restrictions.

Barclays is compensated by us out of the amounts we receive from the Funds. We may terminate the Subadvisory Agreement upon 60 days' notice.

CHANGE OF SUBADVISERS
We have applied for an exemptive order from the Securities and Exchange Commission (SEC) that would permit us, with the approval of the Company's Board of Directors, to retain a different subadviser for the Nasdaq-100 Index Fund, the Global Titans Index Fund, or the S&P 500 Index Fund; or to withdraw the Extended Market Index Fund's interest from the Extended Market Portfolio and retain a subadviser to manage the Extended Market Index Fund outside of a master-feeder structure or subsequently change the subadviser, without submitting the respective investment Subadvisory Agreement to a vote of the Fund's shareholders. We would notify shareholders in the event of any change in the identity of the subadviser of a Fund. Until or unless this exemptive order is granted, if a duly appointed subadviser is terminated or otherwise ceases to advise the Nasdaq-100 Index Fund, the Global Titans Index Fund, or the S&P 500 Index Fund; or if the Extended Market Index Fund is to be managed separately by a sub-adviser rather than within a master-feeder structure, the Company would be required to submit the investment Subadvisory Agreement with the new subadviser to the Fund's shareholders for approval. There is no guarantee that the SEC will grant such exemptive order.

PORTFOLIO TURNOVER
Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Portfolio's or Funds' target index. We do not expect any of the Funds to have a high portfolio turnover rate.

[SIDE BAR]
     ANNUAL PORTFOLIO TURNOVER RATE
     MEASURES THE FREQUENCY THAT EACH PORTFOLIO OR FUND SELLS AND REPLACES THE VALUE OF ITS SECURITIES FOR A GIVEN PERIOD.


ADMINISTRATIVE AND SUBADMINISTRATIVE SERVICES

USAA INVESTMENT MANAGEMENT COMPANY
Under an Administration and Servicing Agreement with the S&P 500 INDEX FUND, we generally assist the Company's Board of Directors in all aspects of the administration and servicing of the Fund. The Administration and Servicing Agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to .06% of the average daily net assets of the Fund. We may also delegate one or more of our responsibilities to others at our expense.

Under an Administration and Servicing Agreement with the EXTENDED MARKET INDEX FUND, we generally assist the Company's Board of Directors in all aspects of the administration and ser-

USAA INDEX FUNDS - 24

-------------------------------------------------------------------------------

vicing of the Fund. The Administration and Servicing Agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to .38%. Up to .10% of this fee shall be paid to MLQA for subadministrative services provided on our behalf. We may also delegate one or more of our responsibilities to others at our expense.

Under an Administration and Servicing Agreement with the NASDAQ-100 INDEX FUND and the GLOBAL TITANS INDEX FUND, we generally assist the Company's Board of Directors in all aspects of the administration and servicing of the Funds. The Administration and Servicing Agreement provides for each Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to .35%. We may also delegate one or more of our responsibilities to others at our expense.

MERRILL LYNCH QUANTITATIVE ADVISERS
Under  an  Administration  and  Services  Agreement  with the  Extended  Market
Portfolio, MLQA calculates the value of the assets of the Extended Market Portfolio and generally assists the Extended Market Portfolio's Board of Trustees in all aspects of the administration and operation of the Extended Market Portfolio. MLQA does not charge a fee to the Extended Market Portfolio for services provided under this agreement. MLQA may delegate one or more of its responsibilities to others at MLQA's expense.

USING MUTUAL FUNDS
       IN AN INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS
Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make an investment on the Internet, by mail, in person, bank wire, or phone as described below. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

                                                                25 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee if you buy or sell shares of the Fund through a broker or other investment professional.


TAX ID NUMBER

Each shareholder named on the account must provide a Social Security number or tax identification number to avoid possible tax withholding requirements set forth by the IRS.


EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. A fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest that you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process and will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
   o $3,000 ($2,000 for IRAs)


ADDITIONAL MINIMUM PURCHASES
   o $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

EAGLE SHARES - INITIAL PURCHASE (S&P 500 INDEX FUND ONLY)
   o $250,000 for  new  investors; $50,000  for USAA Enterprise Select members;
     and $150,000 for existing investors who are eligible to convert Member Shares into Eagle Shares (see HOW TO CONVERT SHARES on page 7.)

EAGLE SHARES - ADDITIONAL MINIMUM PURCHASES (S&P 500 INDEX FUND ONLY)
   o $50 per transaction minimum, per account.

 ------------------------------------------------------------------------------
   NOTE: Eagle Shares are not available to: SIMPLE IRAs, SEP IRAs, 403(b) custodian accounts, accounts maintained by financial intermediaries,and other accounts receiving special services from IMCO (such as the USAA Strategic Fund Adviser program).
 ------------------------------------------------------------------------------

HOW TO PURCHASE BY...

INTERNET ACCESS - USAA.COM
   o You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access to your account, you will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization must be on file.


USAA INDEX FUNDS - 26

-------------------------------------------------------------------------------

MAIL
   o To open an account, send your application and check to:

        USAA Investment Management Company
        9800 Fredericksburg Road
        San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

   o To add  to your  account, send  your  check  and  the  deposit stub in the
     business  reply  envelope  that   accompanies   your  Fund's   transaction
     confirmation to the transfer agent:

        USAA Shareholder Account Services
        9800 Fredericksburg Road
        San Antonio, TX 78288

IN PERSON
   o To open an account, bring your application and check to our San Antonio investment sales and service office at:

        USAA Federal Savings Bank
        10750 Robert F. McDermott Freeway
        San Antonio, TX 78288

BANK WIRE
   o To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:

        State Street Bank and Trust Company
        Boston, MA 02101
        ABA#011000028
        Attn: USAA Fund Name
        USAA Account Number: 69384998
        Shareholder(s) Name(s) _____________________________
        Shareholder(s) Mutual Fund Account No._______________

ELECTRONIC FUNDS TRANSFER (EFT)
   o Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)
   o If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)
   o In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an ESA and EFT Buy/Sell authorization on file.

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)
   o To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                27 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.


HOW TO REDEEM BY...

INTERNET, MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)
   o Access usaa.com.

   o Send your written instructions to:

        USAA Shareholder Account Services
        9800 Fredericksburg Road
        San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

   o Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.

   o Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

   o Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

   o Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/tax identification number or date of birth of the registered account owner(s) for the account registration.
Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited.

USAA INDEX FUNDS - 28

-------------------------------------------------------------------------------

USAA BROKERAGE SERVICES
   o Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION
       ABOUT PURCHASES AND REDEMPTIONS

INVESTOR'S GUIDE TO USAA MUTUAL FUND SERVICES
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

COMPANY RIGHTS
The Company reserves the right to:

   o reject purchase or exchange orders when in the best interest of the Company

   o limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders

   o impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders

   o calculate the NAV per share on a business day that the NYSE is closed

   o require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

   o redeem an account with less than ten shares, with certain limitations

EXCHANGES

EXCHANGE PRIVILEGE
The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

                                                                29 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

The Funds have undertaken certain procedures regarding telephone transactions as described on page 28.


EXCHANGE LIMITATIONS, EXCESSIVE TRADING
To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

CURRENT FUND PRICE AND TOTAL RETURN
For the most current price and total return information for these Funds, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press the fund number of the fund you would like to receive information on followed by the pound sign (#) when asked for a fund code.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its ticker symbol.

You may also access this information through our usaa.com web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

You may see the Funds' total returns quoted in advertisements and reports. All mutual funds must use the same formula to calculate total return. You may also see a comparison of the Funds' performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

SHARE PRICE CALCULATION
The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4 p.m. Eastern Time.

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                NUMBER OF SHARES
                                  OUTSTANDING

The Extended Market Index Fund's investment in the Extended Market Portfolio is valued at the NAV of the Extended Market Portfolio's shares held by the Fund, which is calculated on the same day and time as the Fund. The assets of the Extended Market Portfolio are valued generally by using available market quotations or at fair value as determined in good faith by the Extended Market Portfolio's Board of Trustees.

The portfolio securities of the S&P 500 Index Fund, the Nasdaq-100 Index Fund and the Global Titans Index Fund, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

USAA INDEX FUNDS - 30

-------------------------------------------------------------------------------

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. The calculation of a Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. As a result, the NAV of a Fund's shares may change on days when the shareholders will not be able to purchase or redeem shares. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day each Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect a Fund's NAV, then we, under the general supervision of the Company's Board of Directors, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Company's Board of Directors. Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Company's Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND DISTRIBUTIONS
Each Fund pays net investment income dividends at least annually. Any net capital gains generally will be distributed at least annually. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

[SIDE BAR]
     INCOME  DIVIDENDS
     PAYMENT TO SHAREHOLDERS OF INCOME FROM INTEREST OR DIVIDENDS GENERATED BY THE FUND'S INVESTMENTS.

     CAPITAL GAIN DISTRIBUTIONS
     PAYMENT TO FUND SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in your Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. You should consider carefully the effects of purchasing shares of a Fund shortly before any dividend or distribution. Some or all of these dividends and distributions are subject to taxes.

With respect to the S&P 500 Index Fund, if your account balance is less than $10,000, the transfer agent will automatically deduct a $10 annual account maintenance fee from the dividend income paid to your account. The $10 account maintenance fee is deducted at a rate of $2.50 per quarter from the dividend. If the dividend to be paid to an account is less than the fee to be deducted, a sufficient number of shares may be redeemed from an account to make up the difference. Any account maintenance fee deducted from your account will be treated as taxable income even though not received by you. The annual account maintenance fee may be changed upon at least 30 days' notice to you.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

                                                                31 - PROSPECTUS

USAA INDEX FUNDS
-------------------------------------------------------------------------------

TAXES

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this prospectus. Distributions shareholders receive from each Fund are subject to federal income tax and may be subject to state or local taxes. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

SHAREHOLDER
Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

A conversion between classes of shares of the same fund is a nontaxable event. However, a conversion between classes of shares of different funds is a taxable event.

WITHHOLDING
Federal law requires a Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

     o fails to furnish the Fund with a correct tax identification number

     o underreports dividend or interest income or

     o fails to certify that he or she is not subject to withholding

To avoid this withholding requirement, you must certify, on your application or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING
The Funds will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.


FUTURE SHAREHOLDER MAILINGS

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of these Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

In the future the Funds anticipate offering shareholders the option of receiving financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

USAA INDEX FUNDS - 32

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance over a five-year period or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information relating to the S&P 500 Index Fund from the Fund's inception through December 31, 1999, was audited by another independent public accounting firm.


S&P 500 INDEX FUND


                                                         Year ended December 31,
                                      -----------------------------------------------------------------------
                                          2001           2000           1999           1998          1997
                                      ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at
   beginning of period                $     19.91    $     22.92    $     19.27    $     15.16    $    11.57
Net investment income                         .21            .23            .25            .21           .21
Net realized and unrealized
   gain (loss) on investments and
   futures transactions                     (2.62)         (2.33)          3.71           4.11          3.59
Distributions to shareholders from:
   Net investment income                     (.21)          (.24)          (.26)          (.21)         (.21)
   Realized capital gains                    (.03)          (.67)          (.05)          --            --
                                      -----------------------------------------------------------------------
Net asset value at end of period      $     17.26    $     19.91    $     22.92    $     19.27    $    15.16
                                      =======================================================================
Total return (%)*                          (12.09)         (9.27)         20.67          28.62         33.03
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)     $ 2,902,151    $ 2,985,505    $ 3,196,483    $ 1,855,855    $  630,619
Ratios to average net assets:
   Net investment income (%)                 1.19           1.06           1.25           1.40          1.64
   Expenses after waivers (%)**               .18(a)         .18(a)         .18(a)         .18(a)        .18
   Expenses before waivers (%)**              .19            .18            .18            .20           .25
Portfolio turnover (%) (b)                     14             28             13              4            19


  * Assumes reinvestment of all dividend income and capital gain distributions during the period; does not reflect $10 annual account maintenance fee.
 **  Includes expenses  of the  Equity 500  Index Portfolio  through August 12,
     2001.
 (a) Effective  May  6,  1998   through   August  12,  2001,  the  manager  was
     contractually entitled to receive fees from the Fund only to the extent that the aggregate annual operating expenses of the Fund and the Portfolio did not exceed 0.18% of the Fund's annual average net assets. Effective August 13, 2001, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.18% of its annual average net assets.
 (b) Represents the portfolio turnover rate of the Portfolio for years prior to 2001. For 2001, the turnover rate is based on the Fund's proportionate share of the Portfolio's purchases and sales of long-term investments through the conversion date and the Fund's purchases and sales subsequent to the conversion date.

                                                                33 - PROSPECTUS

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


EXTENDED MARKET INDEX FUND

                                                    Year ended     Period ended
                                                   December 31,    December 31,
                                                       2001            2000*
                                                 ------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period            $      9.36    $    10.00
Net investment income                                     .10           .03(b)
Net realized and unrealized loss on
   investments and futures transactions                  (.95)         (.67)
Distributions from net investment income                 (.12)           -
Distributions of realized capital gains                  (.04)           -
                                                 ------------------------------
Net asset value at end of period                  $      8.35    $     9.36
                                                 ==============================
Total return (%)**                                      (9.03)        (6.40)
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)                 $    17,372    $   20,795
Ratios to average net assets:
   Net investment income (%)                              .97          1.54(a)
   Expenses, including expenses of the Master
      Extended Market Index Series (%)                    .50           .50(a)
   Expenses before reimbursements,
      including expenses of the Master
      Extended Market Index Series (%)                   1.61          2.81(a)
Portfolio turnover (%)***                               97.51          8.88

  *  Fund commenced operations on October 27, 2000.
 ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (b) Calculated using average shares.

USAA INDEX FUNDS - 34

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


NASDAQ-100 INDEX FUND

                                                    Year ended     Period ended
                                                   December 31,    December 31,
                                                       2001            2000*

Net asset value at beginning of period            $      7.57    $     10.00
Net investment income (loss)                             (.02)(b)        .01(b)
Net realized and unrealized loss on
   investments and futures transactions                 (2.50)         (2.44)
                                                  -----------------------------
Net asset value at end of period                  $      5.05    $      7.57
                                                  =============================
Total return (%)                                       (33.48)        (24.20)

Net assets at end of period (000)                 $    58,925    $    28,667
Ratio of expenses to average net assets (%)               .85(c)         .85(a)
Ratio of expenses to average net assets,
   excluding reimbursements (%)                          1.61(c)        2.56(a)
Ratio of net investment income to
   average net assets(%)                                 (.37)           .37(a)
Portfolio turnover (%)                                  17.98           3.58

  *  Fund commenced operations on October 27, 2000.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (b) Calculated using average shares.
 (c) Reflects total expenses prior to any custodian fee offset arrangement.

                                                                35 - PROSPECTUS

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


GLOBAL TITANS INDEX FUND

                                                    Year ended    Period ended
                                                   December 31,   December 31,
                                                      2001            2000*
                                                  -----------------------------
Net asset value at beginning of period            $      9.23    $     10.00
Net investment income                                     .07            .01(b)
Net realized and unrealized loss
   on investments                                       (1.30)          (.78)
Distributions from net investment income                 (.06)           -
                                                  -----------------------------
Net asset value at end of period                  $      7.94    $      9.23
                                                  =============================
Total return (%)**                                     (13.26)         (7.70)
Net assets at end of period (000)                 $    14,614    $    14,628
Ratio of expenses to average net assets (%)               .85            .85(a)
Ratio of expenses to average net assets,
   excluding reimbursements (%)                          2.26           3.24(a)
Ratio of net investment income to
   average net assets (%)                                 .61            .73(a)
Portfolio turnover (%)                                  76.63            .24

  *  Fund commenced operations on October 27, 2000.
 ** Assumes reinvestment of all dividend income distributions during the period.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (b) Calculated using average shares.

                                                          USAA INDEX FUNDS - 36

                                  APPENDIX A


     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE ASSETS OF THE EXTENDED MARKET PORTFOLIO (PORTFOLIO) AND THE S&P 500 INDEX, NASDAQ-100 INDEX, AND GLOBAL TITANS INDEX FUNDS (FUNDS) MAY BE INVESTED:

AMERICAN DEPOSITARY RECEIPTS (ADRS)
The Nasdaq-100 Index Fund and the Global Titans Index Fund may invest in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

ASSET COVERAGE
The Portfolio and the Funds will cover transactions in futures and related options, as well as when-issued and delayed-delivery as required under applicable interpretations of the Securities and Exchange Commission, either by owning the underlying securities or segregating with the Portfolio's or the Funds' custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's or the Funds' commitment with respect to these instruments or contracts.

FORWARD CURRENCY CONTRACTS
The Nasdaq-100 Index Fund and the Global Titans Index Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, we may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. We only enter into forward currency contracts when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency and desires to "lock in" the U.S. dollar price of that security until settlement.

FUTURES CONTRACTS ON STOCK INDICES
The Portfolio and the Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (Futures Contracts). This investment technique is designed only to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Portfolio or Funds or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or Funds. A Futures Contract may also be entered into to close out or offset an existing futures position. In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio or the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolio's or the Funds' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Futures Contracts transactions risks could include a lack of correlation between the Futures Contracts and the equity market being hedged or a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "initial margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio or the Funds. The Portfolio or the Funds may not purchase or sell a Futures Contract or options thereon if immediately thereafter their margin deposits on its outstanding Futures Contracts and their premium paid on outstanding options thereon would exceed 5% of the net asset value of the Portfolio or the Funds, after taking into account unrealized profits and unrealized losses of any such contracts.

ILLIQUID SECURITIES
The Portfolio and the Funds may invest up to 15% of the market value of their net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Portfolio and the Funds have valued the securities.


                                                                37 - PROSPECTUS

-------------------------------------------------------------------------------

OPTIONS ON FUTURES CONTRACTS
The Portfolio and the Funds may invest in options on such Futures Contracts for similar purposes.


OPTIONS ON STOCK INDICES
The Portfolio and the Funds may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stocks except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to
(a) the amount, if any, by which the fixed exercise price of the option exceeds, in the case of a put, or is less than, in the case of a call, the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio or the Funds will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment. Accordingly, the Portfolio's or the Funds' successful use of options on stock indices will be subject to DAMI's, MLQA's, and Barclays' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


38 - PROSPECTUS

                                  APPENDIX B


ADDITIONAL INFORMATION
ON THE S&P 500 INDEX
Stocks in the S&P 500 Index are weighted according to their market capitalization. S&P determines the composition of the S&P 500 Index based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. The composition may change from time to time.

The Fund and the Portfolio are not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, owners of the Fund or the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.


ADDITIONAL INFORMATION
ON THE WILSHIRE 4500 INDEX
"Wilshire 4500" is a trademark and "Wilshire" is a service mark of Wilshire Associates Incorporated and have been sublicensed for use by USAA Mutual Fund, Inc. from Fund Asset Management, L.P. (FAM).

The USAA Extended Market Index Fund and the Master Extended Market Index Series of the Quantitative Master Series Trust are not sponsored, endorsed, sold, or promoted by Wilshire. Wilshire makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the Wilshire 4500 Index to track general stock market performance. Wilshire's only relationship to the Licensee is the licensing of certain trademarks and trade names of Wilshire and the use of the Wilshire Indices. The Wilshire 4500 Index is composed and calculated without regard to the Licensee or the Fund. Wilshire has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing, or calculating the Wilshire 4500 Index. Wilshire does not guarantee the accuracy and/or the completeness of the Wilshire 4500 Index or any data included therein, and Wilshire shall have no liability for any errors, omissions, or interruptions therein. Wilshire makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Wilshire 4500 Index or any data included therein. Wilshire makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wilshire 4500 Index or any data included therein. Without limiting any of the foregoing, in no event shall Wilshire have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

ADDITIONAL INFORMATION
ON THE NASDAQ-100 INDEX
The Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock markeT performance. The Corporations' only relationship to USAA Mutual Fund, Inc. (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE

                                                                39 - PROSPECTUS

FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


ADDITIONAL INFORMATION
ON THE DOW JONES GLOBAL TITANS 50 INDEX
The Global Titans Index Fund is not sponsored, endorsed, sold, or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to USAA Mutual Fund, Inc. (Licensee) is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Global Titans 50 IndexSM, which is determined, composed and calculated by Dow Jones without regard to the Licensee or the Fund. Dow Jones has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Dow Jones Global Titans 50 IndexSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES GLOBAL TITANS 50 INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES GLOBAL TITANS 50 INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES GLOBAL TITANS 50 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE LICENSEE.

USAA INDEX FUNDS - 40

                                     NOTES

                                                                41 - PROSPECTUS

                                     NOTES
USAA INDEX FUNDS - 42

                                     NOTES

                                                                43 - PROPSECTUS

-------------------------------------------------------------------------------

If  you  would  like  more   information   about  these  Funds,  you  may  call
1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI) or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Additionally, you may request a free copy of the Funds' annual or semiannual report, in which you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.



                INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
-------------------------------------------------------------------------------
                                 TRANSFER AGENT
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
-------------------------------------------------------------------------------
                                   CUSTODIANS
 S&P 500 INDEX FUND    EXTENDED MARKET INDEX FUND     NASDAQ-100 INDEX FUND AND
Bankers Trust Company     Chase Manhattan Bank        GLOBAL TITANS INDEX FUND
  130 Liberty Street       4 Chase MetroTech            State Street Bank and
New York, New York 10006     P.O. Box 1713                  Trust Company
     18th Floor          Brooklyn, New York 11245   Boston, Massachusetts 02105
-------------------------------------------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                          Call toll free - Central Time
                        Monday - Friday 6 a.m. to 10 p.m.
                          Saturday 8:30 a.m. to 5 p.m.
                          Sunday 11:30 a.m. to 8 p.m.
-------------------------------------------------------------------------------
                FOR ACCOUNT SERVICING, EXCHANGES, OR REDEMPTIONS
                   1-800-531-8448 (in San Antonio, 456-7202)
-------------------------------------------------------------------------------
                        RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066 (in San Antonio, 498-8066)
-------------------------------------------------------------------------------
                          MUTUAL FUND USAA TOUCHLINE(R)
                         (from touch-tone phones only)
              For account balance, last transaction, fund prices,
                       or to exchange/redeem fund shares
                   1-800-531-8777 (in San Antonio, 498-8777)
-------------------------------------------------------------------------------
                                 INTERNET ACCESS
                                   USAA.COM



                   INVESTMENT COMPANY ACT FILE NO. 811-2429


                                                                [RECYCLED LOGO]
                                                                 RECYCLED PAPER

                                     Part B


                  Statement of Additional Information for the
                S&P 500 Index Fund, Extended Market Index Fund,
              Nasdaq-100 Index Fund, and Global Titans Index Fund
                               is included herein


                 Not included in this Post-Effective Amendment
              are the Statements of Additional Information for the
           Aggressive Growth Fund, Growth Fund, Growth & Income Fund,
          Income Stock Fund, Income Fund, Short-Term Bond Fund, Money
        Market Fund, Science & Technology Fund, First Start Growth Fund,
          Intermediate-Term Bond Fund, High-Yield Opportunities Fund,
           Small Cap Stock Fund, Capital Growth Fund, and Value Fund

[USAA            USAA                                    STATEMENT OF
EAGLE            MUTUAL                                  ADDITIONAL INFORMATION
LOGO]            FUND, INC.                              MAY 1, 2002


-------------------------------------------------------------------------------
                             USAA MUTUAL FUND, INC.
                (S&P 500 INDEX FUND, EXTENDED MARKET INDEX FUND,
              NASDAQ-100 INDEX FUND, AND GLOBAL TITANS INDEX FUND)



USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of eighteen no-load mutual funds, four of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Extended Market Index Fund, the Nasdaq-100 Index Fund, and the Global Titans Index Fund (collectively, the Funds). The Funds are classified as diversified, except the Nasdaq-100 Index Fund and the Global Titans Index Fund, which are classified as nondiversified.

     With respect to the Extended Market Index Fund, the Fund seeks to match the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Wilshire 4500 Index. The Wilshire 4500 Index measures the performance of the equity securities of all U.S.-headquartered companies with readily available price data, excluding companies in the S&P 500 Index. As described in the prospectus, the Company seeks to achieve this objective by investing all of the Fund's investable assets in an open-end management investment company having a substantially similar investment objective as the Fund. The investment company is the Master Extended Market Index Series (Extended Market Portfolio), a series of the Quantitative Master Series Trust (Trust), advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P. (MLQA).

     You may obtain a free copy of the prospectus dated May 1, 2002, for the Funds by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San
Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Funds' prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with the Funds' prospectus.

     The financial statements for the S&P 500 Index Fund, Extended Market Index Fund, and the Extended Market Portfolio, Nasdaq-100 Index Fund, and Global Titans Index Fund, and the Independent Auditors' Reports thereon for the fiscal year ended December 31, 2001, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.


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                                TABLE OF CONTENTS
        PAGE
           2   Valuation of Securities
           3   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           5   Investment Policies
          16   Investment Restrictions
          21   Portfolio Transactions and Brokerage Commissions
          23   Description of Shares
          24   Tax Considerations
          25   Directors and Officers of the Company
          31   Trustees and Officers of the Extended Market Portfolio
          35   Investment Adviser
          39   Administrator
          40   General Information
          41   Calculation of Performance Data
          44   Appendix A - Comparison of Fund Performance
          46   Appendix B - Short-Term Debt Ratings
          47   Appendix C - Dollar-Cost Averaging
          48   Appendix D - USAA Family of No Load Mutual Funds

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


     With respect to the Extended Market Index Fund, the Extended Market Portfolio values its equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, on the basis of market quotations or valuations furnished by a pricing service. Short-term debt obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Other assets are valued by the method that most accurately reflects their current worth in the judgment of the Board of Trustees of the Extended Market Portfolio.

     Each investor in the Extended Market Portfolio, including the Extended Market Index Fund, may add to or reduce its investment in the Extended Market Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in the Extended Market Portfolio will be determined by multiplying the net asset value of the Extended Market Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Extended Market Portfolio. Any additions or reductions that are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Extended Market Portfolio will then be recomputed as the percentage equal to the fraction (1) the numerator of which is the value of such investor's investment in the Extended Market Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Extended Market Portfolio effected on such day and (2) the denominator of which is the aggregate net asset value of the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Extended Market Portfolio by all investors in the Extended Market Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

     The value of the securities of the S&P 500 Index, the Nasdaq-100 Index, and the Global Titans Index Funds are determined by one or more of the following methods:


 (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

 (2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

 (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

 (4) Other debt securities may be valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

 (5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV. If, however, the Manager determines that a particular event would materially affect a Fund's NAV, then the Manager, under the general supervision of the Board of Directors, will use all relevant, available information to determine a fair value for the affected portfolio securities.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you may complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES


The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Fund's portfolio and the Extended Market Portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.


     The Board of Directors may cause the redemption of an account with a balance of less than ten shares of the Funds provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans will permit you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

 TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectus of each Fund of USAA Mutual Fund, Inc. and USAA Investment Trust (not available in the Growth and Tax Strategy Fund).

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                               INVESTMENT POLICIES


The investment objectives of the Funds are described in the Funds' prospectus. There can, of course, be no assurance that each Fund will achieve its investment objective. Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Extended Market Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund or the corresponding Extended Market Portfolio.


S&P 500 INDEX FUND


The following is provided as additional information with respect to the S&P 500 Index Fund.

     EQUITY SECURITIES. The S&P 500 Index Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     SHORT-TERM INSTRUMENTS. When the S&P 500 Index Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of Deutsche Asset Management, Inc. (DAMI); (iii) commercial paper;
(iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of DAMI.


     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


     The Securities and Exchange Commission (the SEC) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. DAMI anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated  as  exempt  from  the 15%  limit on  illiquid  securities.  Under  the supervision of the Board of Directors, DAMI determines the liquidity of restricted securities and, through reports from DAMI, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     In reaching liquidity decisions, DAMI will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The S&P 500 Index Fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     LENDING OF PORTFOLIO SECURITIES. The S&P 500 Index Fund has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers, and other financial organizations. By lending its securities, the Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must substitute payments in respect of all dividends, interest, or other distributions on loaned securities; and (5) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by DAMI (or its affiliates) and DAMI may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the S&P 500 Index Fund buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. In all cases, DAMI must find the creditworthiness of the other party to the transaction satisfactory.


INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS


     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The S&P 500 Index Fund may enter into contracts for the purchase or sale for future delivery of the Index.

At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by DAMI may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although DAMI believes that use of such contracts will benefit the Fund, these investments in futures may cause the Fund to realize gains and losses for tax purposes that would not otherwise be realized if the Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The S&P 500 Index Fund may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Fund's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk lowering securities values.

     The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund's Board of Directors has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     OPTIONS ON SECURITIES INDEXES. The S&P 500 Index Fund may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

     By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     The Fund may purchase call and put options on the Index. The Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Fund would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.


     The Fund has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. The Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


     Because options on securities indices require settlement in cash, DAMI may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Fund's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

     SECURITY SUBSTITUTION. At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase is weighting of the acquiring company in line with the holding's increased weighting in the index at a price lower than that of the acquiring company's stock.


EXTENDED MARKET INDEX FUND

The Extended Market Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Extended Market Portfolio. The Company may withdraw the Fund's investment from the Extended Market Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so.

     Since the investment characteristics of the Extended Market Index Fund will correspond directly to those of the Extended Market Portfolio, the following is a discussion of the various investments of and techniques employed by the Extended Market Portfolio.

     EQUITY SECURITIES. The Extended Market Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     SHORT-TERM  INSTRUMENTS.  When the Extended Market  Portfolio  experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Extended Market Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Extended Market Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of the Extended Market Portfolio's adviser, MLQA; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Extended Market Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of MLQA.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. MLQA anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Extended Market Portfolio, MLQA determines the liquidity of restricted securities and, through reports from MLQA, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Extended Market Portfolio could be adversely affected.


     In reaching liquidity decisions, MLQA will consider factors that may include, among other things: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).


     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Extended Market Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Extended Market Portfolio until settlement takes place. At the time the Extended Market Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Extended Market Portfolio identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Extended Market Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Extended Market Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Extended Market Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Extended Market Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.


     LENDING OF PORTFOLIO SECURITIES. The Extended Market Portfolio may lend securities with a value not exceeding 33 1/3% of the total value of its portfolio securities to banks, brokers, and other financial organizations. In return, the Extended Market Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Extended Market Portfolio typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Extended Market Portfolio may receive a flat fee for its loans. The Extended Market Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Extended Market Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities. Cash collateral may be invested in a money market fund managed by MLQA (or its affiliates) and MLQA may serve as the Extended Market Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


     REPURCHASE AGREEMENTS. In a repurchase agreement, the Extended Market Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Extended Market Portfolio could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Extended Market Portfolio could experience a loss. In all cases, MLQA must find the creditworthiness of the other party to the transaction satisfactory.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Extended Market Portfolio may enter into contracts for the purchase or sale for future delivery of the Index.

     At the same time a futures contract on the Index is entered into, the Extended Market Portfolio must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Extended Market Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Extended Market Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by MLQA may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although MLQA believes that use of such contracts will benefit the Extended Market Portfolio, these investments in futures may cause the Extended Market Portfolio to realize gains and losses for tax purposes that would not otherwise be realized if the Extended Market Portfolio were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The Extended Market Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Extended Market Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Extended Market Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Extended Market Portfolio's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Extended Market Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Extended Market Portfolio intends to purchase. If a put or call option the Extended Market Portfolio has written is exercised, the Extended Market Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Extended Market Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Extended Market Portfolio may purchase a put option on an index futures contract to hedge against the risk lowering securities values.

     The amount of risk the Extended Market Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Extended Market Portfolio's Board of Trustees has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The Extended Market Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Extended Market Portfolio and premiums paid on outstanding options on futures contracts owned by the Extended Market Portfolio would exceed 5% of the Extended Market Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     OPTIONS ON SECURITIES  INDEXES.  The Extended  Market  Portfolio may write
(sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Extended Market Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Extended Market Portfolio.

     By writing a covered call option, the Extended Market Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Extended Market Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Extended Market Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Extended Market Portfolio writes an option, an amount equal to the net premium received by the Extended Market Portfolio is included in the liability section of the Extended Market Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Extended Market Portfolio enters into a closing purchase transaction, the Extended Market
Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Extended Market Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Extended Market Portfolio.

     The Extended Market Portfolio may purchase call and put options on the Index. The Extended Market Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Extended Market Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Extended Market Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Extended Market Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Extended Market Portfolio, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Extended Market Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     The Extended Market Portfolio has adopted certain other nonfundamental policies concerning index option transactions which are discussed herein. The Extended Market Portfolio's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.


     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, MLQA may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that the Extended Market Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Extended Market Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Extended Market Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Extended Market Portfolio's commitment with respect to these instruments or contracts.

NASDAQ-100 INDEX FUND AND GLOBAL TITANS INDEX FUND

The following is provided as additional information with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund.

     BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by the Funds, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The investment adviser to the Funds will consider such an event in determining whether the Funds should continue to hold the obligation. To the extent the Funds continue to hold such obligations, it may be subject to additional risk of default.

     To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the attached Appendix.

     FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Funds may use futures as a substitute for a comparable market position in the underlying securities.

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting each Fund to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

     Each Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. Futures and options on the Dow Jones Global Titans 50 Index are not currently available and may not be liquid if they become available. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Each Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission
(CFTC). In addition, each Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations or published positions of the SEC, the Funds may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Funds. Before entering into such transactions or making any such investment, each Fund will provide any appropriate additional disclosure in its prospectus.

     FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES, AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

     Certain of the securities in which the Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

     Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Funds currently do not intend on investing more than 5% of their assets in when-issued securities during the coming year. Each Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, each Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which the Funds invest. Under the 1940 Act, a Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Fund may also purchase shares of exchange-listed closed-end funds.

     ILLIQUID SECURITIES. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Funds cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that each Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the investment advisor are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.


     LENDING OF PORTFOLIO SECURITIES. Each Fund may lend securities from its portfolios to brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of each Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereunto the borrower or a placing broker.


     In determining whether to lend a security to a particular broker, dealer or financial institution, the Funds' investment adviser considers all relevant facts and circumstances, including the size, creditworthiness, and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Funds may receive as collateral will not become part of that Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Funds will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Funds are permitted to invest. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

     OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS, AND CORPORATIONS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which each Fund may invest. To the extent that such investments are consistent with their investment objectives, the Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Each Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Each Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Funds, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

     Each Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. Each Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered loans by the Funds. All repurchase transactions must be collateralized.

     In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Funds' advisor monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

     SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (CDs), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Fund's investment advisor; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P ; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Funds' investment advisor are of comparable quality to obligations of U.S. banks, which may be purchased by the Funds.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

     In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     WARRANTS. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.


     SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (financial companies). If the Dow Jones Global Titans 50 Index provides a higher concentration in one or more financial companies, the Global Titans Index Fund may experience increased tracking error due to the limitations on investments in such companies.


                             INVESTMENT RESTRICTIONS


Certain investment restrictions of the Funds and Portfolio have been adopted as fundamental policies of the Funds or Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Funds or Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Funds or Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be.

S&P 500 INDEX FUND


     As a matter of fundamental policy, the S&P 500 Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

 (1) with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. government securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer;

 (2) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (3) concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities;

 (4) issue senior securities, except as permitted under the 1940 Act;

 (5) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (7) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

 (8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the S&P 500 Index Fund will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):


 (1) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Fund's total assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

 (2) pledge, mortgage, or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;


 (3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;


 (4) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange. (This provision does not include the sale of securities equivalent in kind and amount to those sold, i.e., short sales against the box.) The Fund has no current intention to engage in short selling;


 (5) invest for the purpose of exercising control or management;


 (6) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided further that, except in the case of merger or consolidation, the Fund shall not invest in any other open-end investment company unless the Fund, (i) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (ii) incurs no sales charge in connection with the investment;

 (7) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Directors; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations (NRSROs) and the Fund's Board of Directors have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Directors have determined that the commercial paper is equivalent quality and is liquid;

 (8) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(9) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options  or futures  are  offered  through  the  facilities  of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     There will be no violation of any investment restrictions or policies [except with respect to fundamental investment restriction (2) of the Fund above] if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.


EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, whenever the Company is requested to vote on a fundamental policy of the Extended Market Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Directors of the Company in the same proportion as the Fund shareholders who do, in fact, vote.

     As a matter of fundamental policy, the Extended Market Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

 (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (2) concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) each Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

 (3) issue senior securities, except as permitted under the 1940 Act;

 (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

 (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     In addition, although the Fund is classified as a diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the Code). To ensure that the Fund satisfies these requirements, the Declaration of Trust requires that the Extended Market Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Extended Market Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar, or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Extended Market Portfolio level and not at the level of the Fund based upon a ruling received from the Internal Revenue Services (IRS), which entitles the Fund to "look through" the shares of the Extended Market Portfolio of the underlying investments of the Extended Market Portfolio for purposes of these diversification requirements.


     As a matter of fundamental policy, the Extended Market Portfolio may not:


 (1) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index; the Extended Market Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index;


 (2) make investments for the purpose of exercising control or management;


 (3) purchase or sell real estate, except that, to the extent permitted by law, the Extended Market Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

 (4) make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, banker's acceptances, repurchase agreements, or any similar instruments shall not be deemed to be the making of a loan, and except further that the Extended Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Registration Statement, as it may be amended from time to time;


 (5) issuer senior securities to the extent such issuance would violate applicable law;


 (6) borrow money, except that (i) the Extended Market Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Extended Market Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Extended Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Extended Market Portfolio may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Extended Market Portfolio's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies;

 (7) underwrite securities of other issuers, except insofar as the Extended Market Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities;

 (8) purchase or sell commodities or contracts on commodities, except to the extent that the Extended Market Portfolio may do so in accordance with applicable law and the Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


ADDITIONAL RESTRICTIONS

     In addition, the Fund has adopted nonfundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restrictions (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the nonfundamental restrictions, the Fund may not:

 (a) Purchase securities  of other  investment companies, except  to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
     Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

 (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Fund's Registration Statement.

 (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.


 (d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as when-issued securities, options, and futures.


     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     The securities held in the Extended Market Portfolio generally may not be purchased from, sold, or loaned to the Manager or its affiliates or any of their directors, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

NASDAQ-100 INDEX FUND AND GLOBAL TITANS INDEX FUND

 As a matter of fundamental policy, the Nasdaq-100 Index Fund and Global Titans Index Fund may not:

 (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (2) concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) each Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

 (3) issue senior securities, except as permitted under the 1940 Act;

 (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

 (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTION

     The following restriction is not considered to be a fundamental policy of the Funds. The Board of Directors may change this additional restriction without notice to or approval by the shareholders.

     Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 INDEX FUND


With respect to the S&P 500 Index Fund, DAMI is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, DAMI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by DAMI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     DAMI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. DAMI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     DAMI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above and the Conduct Rules of the National Association of Securities Dealers, Inc., DAMI may consider sales of shares of any investment company that invests in the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. DAMI will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. DAMI may use this research information in managing the Fund's assets, as well as the assets of other clients.


     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


     Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to DAMI, it is the opinion of the management of the Fund that such information is only supplementary to DAMI's own research effort, since the information must still be analyzed, weighed and reviewed by DAMI's staff. Such information may be useful to DAMI in providing services to clients other than the Fund's, and not all such information is used by DAMI in connection with the S&P 500 Index Fund. Conversely, such information provided to DAMI by brokers and dealers through whom other clients of DAMI effect securities transactions may be useful to DAMI in providing services to the S&P 500 Index Fund.

     In certain instances there may be securities that are suitable for the S&P 500 Index Fund as well as for one or more of DAMI's other clients. Investment decisions for the Fund and for DAMI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the S&P 500 Index Fund is concerned. However, it is believed that the ability of the S&P 500 Index Fund to participate in volume transactions will produce better executions for the S&P 500 Index Fund.

     Prior to August 13, 2001, the S&P 500 Index Fund was in a master-feeder structure through which the S&P 500 Index Fund invested all of its investable assets in the Equity 500 Index Portfolio, a separately registered investment company advised by DAMI. For the years ended December 31, 2001, 2000, and 1999, the Equity 500 Portfolio paid brokerage commissions in the amount of $234,999, $810,824, and $678,820, respectively. For the years ended December 31, 2001, 2000, and 1999, the Equity 500 Portfolio paid no affiliated brokerage commissions.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, MLQA is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Extended Market Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, to MLQA or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Extended Market Portfolio are frequently placed by MLQA with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Extended Market Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     MLQA seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Extended Market Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Extended Market Portfolio to reported commissions paid by others. MLQA reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


     For the years ended December 31, 2001 and 2000, the Extended Market Portfolio paid brokerage commissions in the amount of $71,108 and $41,621. For the year ended December 31, 2001, the Extended Market Portfolio paid $375 to Merrill Lynch as affiliated brokerage commissions. No affiliated brokerage commissions were paid for fiscal year ended December 31, 2000.


NASDAQ-100 INDEX FUND AND GLOBAL TITANS INDEX FUND

With respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund, the Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. Pursuant to the Subadvisory Agreement and subject to policies established by the Funds' Board of Directors, Barclays, as subadvisor, has the authority to make the Funds' investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While Barclays generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Barclays manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When Barclays determines that a particular security should be bought or sold for the Funds and other accounts managed by Barclays, Barclays undertakes to allocate those transactions among the participants equitably.

     Under the 1940 Act, persons affiliated with the Funds, Barclays and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Barclays or Barclays Global Investors, N.A. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. In placing orders for portfolio securities of the Fund, Barclays is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Barclays seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While Barclays generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Funds' Board. Certain of the brokers or dealers with whom the Funds may transact business offer commission rebates to the Funds. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.


     For the years or periods ended December 31, the Funds paid the following brokerage commissions:

            FUND                              2001             2000

     Nasdaq-100 Index Fund                   $13,097          $  2,039
     Global Titans Index Fund                $24,909          $ 17,457

     The Funds paid no affiliated brokerage commissions.

PORTFOLIO TURNOVER RATES

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper, short-term U.S. government securities, and variable rate securities
(those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

     For the years or periods ended December 31, the Funds' portfolio turnover rates were as follows:

     FUND                                    2000              2001

     S&P 500 Index Fund                     28.00%            14.00%*
     Extended Market Index Fund              8.88%**          97.51%
     Nasdaq-100 Index Fund                   3.58%**          17.87%
     Global Titans Index Fund                 .24%**          76.63%

-----------------
   * REPRESENTS THE PORTFOLIO TURNOVER RATE OF THE EQUITY 500 INDEX PORTFOLIO FOR YEARS PRIOR TO 2001. FOR 2001, THE TURNOVER RATE IS BASED ON THE PORTFOLIO'S TURNOVER RATE THROUGH AUGUST 12, 2001, AND THE FUND'S TURNOVER RATE FROM AUGUST 13, 2001 THROUGH DECEMBER 31, 2001.

  ** FUNDS COMMENCED OPERATIONS ON OCTOBER 27, 2000 AND, THEREFORE, PORTFOLIO
     TURNOVER RATES REFLECT ONLY THE SHORTENED TIME PERIOD.


                              DESCRIPTION OF SHARES


Each Fund is a series of the Company and is diversified, except for the Nasdaq-100 Index Fund and the Global Titans Index Fund, which are nondiversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on October 14, 1980. The Company is authorized to issue shares in separate series or Funds. There are eighteen mutual funds in the Company, four of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The S&P 500 Index Fund was established by the Board of Directors on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares one identified as the Member Class and one identified as the USAA Eagle Class. The Extended Market Index, Nasdaq-100 Index, and Global Titans Index Funds were established by the Board of Directors on July 19, 2000, and commenced public offering of their shares on October 30, 2000.


     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Directors.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Except as permitted by the SEC, whenever the Extended Market Index Fund is requested to vote on matters pertaining to the Extended Market Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Directors or officers of the Company in the same proportion as the Fund's shareholders who do, in fact, vote.

     The Extended Market Portfolio, in which all the Assets of the Extended Market Fund will be invested, is organized as a trust under the laws of the state of Delaware. The Portfolio's Declaration of Trust provides that the Extended Market Index Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Extended Market Portfolio. However, the risk of the Extended Market Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Extended Market Portfolio itself was unable to meet its obligations. Accordingly, the Company's Directors believe that neither the Extended Market Index Fund nor you will be adversely affected by reason of the Fund's investing in the Extended Market Portfolio.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, each Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); and (2) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. The Fund intends to make such distributions as are necessary to avoid imposition of the excise tax.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchanges that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

     With respect to the Extended Market Portfolio, the Portfolio is not subject to federal income taxation. Instead, the Fund and other investors investing in the Extended Market Portfolio must take into account, in computing their federal income tax liability, their share of the Extended Market Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Extended Market Portfolio.

     Distributions received by the Extended Market Index Fund from the Extended Market Portfolio generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Extended Market Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the

Extended Market Portfolio and includes a disproportionate share of any unrealized receivables held by the Extended Market Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Extended Market Portfolio generally will equal the amount of cash and the basis of any property that the Fund invests in the Extended Market Portfolio, increased by the Fund's share of income from the Extended Market Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Extended Market Portfolio.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder's account will be treated as taxable income even though not received by the shareholder.

                      DIRECTORS AND OFFICERS OF THE COMPANY


The Board of Directors of the Company consists of eight Directors who supervise the business affairs of the Company. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates. The term of office for each director shall be fifteen (15) years or until the director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Set forth below are the Directors and officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

INTERESTED DIRECTORS1

Robert G. Davis 2
Director and Chairman of the Board of Directors
Age: 55

President and Chief Executive Officer of United Services Automobile Association
(USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of
USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Davis has served in his capacity as Director since December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Life Insurance Company, USAA Federal Savings Bank, and USAA Real Estate Company.


Christopher W. Claus 2
Director, President, and Vice Chairman of the Board of Directors
Age: 41

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Claus has served in his capacity as Director since February 2001. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the officer position of Senior Vice President of the USAA Life Investment Trust, a registered investment company offering five individual funds at December 31, 2001.

David G. Peebles 4
Director and Vice President
Age: 62

Director, IMCO (12/98-present); Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Director/Trustee and Vice President of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Peebles has served in his capacity as Director since January 2000. He also holds the officer positions of Senior Vice President of USAA Shareholder Account Services and Vice President of the USAA Life Investment Trust, a registered investment company offering five individual funds at December 31, 2001.

NON INTERESTED DIRECTORS

Barbara B. Dreeben 3, 4, 5
USAA Investment Management Company
P. O. Box 659430
San Antonio, TX 78265-9430
Director
Age: 56

President, Postal Addvantage (7/92-present), which is a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Ms. Dreeben has served in her capacity as Director since January 1994. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
USAA Investment Management Company
P. O. Box 659430
San Antonio, TX 78265-9430
Director
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Dr. Mason has served in his capacity as Director since January 1997. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Michael F. Reimherr 3, 4, 5
USAA Investment Management Company
P. O. Box 659430
San Antonio, TX 78265-9430
Director
Age: 56

President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Reimherr has served in his capacity as Director since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
USAA Investment Management Company
P. O. Box 659430
San Antonio, TX 78265-9430
Director
Age: 52

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Dr. Starks has served in her capacity as Director since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
USAA Investment Management Company
P. O. Box 659430
San Antonio, TX 78265-9430
Director
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Zucker has served in his capacity as Director since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

INTERESTED OFFICERS1

Kenneth E. Willmann
Vice President
Age: 55

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (09/94-12/99). Mr. Willmann serves as Vice President of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. He also holds the officer positions of Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Michael D. Wagner
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner also holds the officer position of Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard
Assistant Secretary
Age: 38

Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard also holds the officer position of Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Services, the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001, and for USAA Life Investment Trust consisting of five individual funds at December 31, 2001.

David M. Holmes
Treasurer
Age: 41

Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes also holds the officer position of Treasurer of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr.
Assistant Treasurer
Age: 41

Assistant Vice President, Mutual Fund Analysis & Support, IMCO; (10/01-present); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO(9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo holds the officer position of Assistant

Treasurer for the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001.

-----------------------
  1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
  2 Member of Executive Committee
  3 Member of Audit Committee
  4 Member of Pricing and Investment Committee
  5 Member of Corporate Governance Committee

     The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent Directors.

     The Board of Directors typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. A portion of these meetings is devoted to meetings of various committees of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the Funds' most recent full fiscal year ended December 31, 2001, the Board of Directors held meetings ten times; the Audit Committee held meetings four times; the Pricing and Investment Committee held meetings four times; and the Corporate Governance Committee held meetings seven times.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Directors of the Company Funds listed in this SAI and in all the USAA family of funds overseen by the Directors as of the calendar year ended December 31, 2001.


                                                                                          USAA FAMILY
                             S&P 500      EXTENDED MARKET   NASDAQ-100   GLOBAL TITANS     OF FUNDS
                            INDEX FUND      INDEX FUND      INDEX FUND    INDEX FUND        TOTAL

INTERESTED DIRECTORS

Robert G. Davis                None             None           None         None             None
Christopher W. Claus      $10,001-$50,000  $10,001-$50,000     None      $0-$10,000      Over $100,000
David G. Peebles               None             None           None         None         Over $100,000

NON INTERESTED DIRECTORS

Barbara B. Dreeben        $10,001-$50,000       None           None         None         Over $100,000
Robert L. Mason                None             None           None         None       $50,001-$100,000
Michael F. Reimherr         $0-$10,000          None           None         None         Over $100,000
Laura T. Starks                None             None           None         None       $50,001-$100,000
Richard A. Zucker        $50,00 -$100,000       None           None         None         Over $100,000


     There were no transactions or series of similar transactions relating directly or indirectly to the Non Interested Independent Directors of the Company and their immediate family members in which the amount involved exceeded $60,000 during the past two calendar years ended December 31, 2001.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended December 31, 2001.


         NAME                    AGGREGATE             TOTAL COMPENSATION
          OF                    COMPENSATION              FROM THE USAA
       DIRECTOR               FROM THE COMPANY         FAMILY OF FUNDS (B)

INTERESTED DIRECTOR

     Robert G. Davis             None (a)                   None (a)
     Christopher W. Claus        None (a)                   None (a)
     David G. Peebles            None (a)                   None (a)
     Michael J. C. Roth (c)      None (a)                   None (a)

NON INTERESTED DIRECTOR

     Barbara B. Dreeben          $  9,750                   $ 39,000
     Robert L. Mason             $  9,750                   $ 39,000
     Michael F. Reimherr         $  9,750                   $ 39,000
     Laura T. Starks             $  9,750                   $ 39,000
     Richard A. Zucker           $  9,750                   $ 39,000

--------------------------
 (a) Robert G. Davis, Christopher W. Claus, and David G. Peebles, are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA family of funds. Prior to his retirement on February 12, 2001, Michael J.
     C. Roth was affiliated with the Company's investment adviser and received no remuneration from the Company or any other Fund of the USAA family of funds.

 (b) At December  31,  2001,  the  USAA  family  of  funds  consisted  of  four registered investment companies offering 41 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA family of funds. In addition, Michael J. C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

 (c) Effective February 12, 2001, Michael J. C. Roth retired from the Board of Directors.

     All of the above Directors are also Directors/Trustees of the other funds in the USAA family of funds. No compensation is paid by any Fund to any Director/Trustee who is a Director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of December 31, 2001, the officers and Directors of the Company and their immediate families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of January 31, 2002, USAA and its affiliates owned 53,564,285 shares (31.6%) of the USAA S&P 500 Index Fund and as such may be presumed to control the Fund; and no shares of the Extended Market Index Fund, the Global Titans Index Fund, and the Nasdaq-100 Index Fund.

     The Company knows of no other persons who, as of January 31, 2002, held of record or owned beneficially 5% or more of the voting stock of the shares of the S&P 500 Index Fund, the Extended Market Index Fund, the Nasdaq-100 Index Fund, or the Global Titans Index Fund.

APPROVAL OF ADVISORY AGREEMENTS

     INTRODUCTION. IMCO serves as the manager or investment adviser for the S&P 500 Index Fund, the Extended Market Index Fund, the Global Titans Index Fund and the Nasdaq-100 Index Fund pursuant to management and investment advisory agreements between the Company and IMCO (the IMCO Advisory Agreements). In addition, Deutsche Asset Management, Inc. (DAMI) serves as the subadviser of the S&P 500 Index Fund pursuant to a subadvisory agreement with IMCO (the DAMI Subadvisory Agreement) and Barclays Global Fund Advisors (Barclays) serves as the subadviser of the Global Titans Index Fund and the Nasdaq-100 Index Fund pursuant to a separate subadvisory agreement with IMCO (the Barclays Subadvisory Agreement). The IMCO Advisory Agreements, the DAMI Subadvisory Agreement, and the Barclays Subadvisory Agreement are sometimes referred to collectively in this SAI as the Advisory Agreements.

     The IMCO Advisory Agreement for the S&P 500 Index Fund was last approved by the Board of Directors, including a majority of the directors that are not "interested persons" of the Company (the Independent Directors), on April 26, 2001 for a one-year period ending June 30, 2002. The DAMI Subadvisory Agreement was initially approved by the directors, including a majority of the Independent Directors, on April 26, 2001 for a two-year period ending July 31, 2003. The IMCO Advisory Agreement for each of the other Index Funds and the Barclays Subadvisory Agreement for the Global Titan Index Fund and the Nasdaq-100 Index Fund was initially approved by the Board of Directors, including a majority of the Independent Directors, on October 2, 2000 for the period ending June 30, 2002. At each of these meetings, the Independent Directors were represented by independent counsel to assist them in connection with their consideration of the Advisory Agreements. In advance of each meeting, the Directors received substantial information relating to the Advisory Agreements and each of the investment advisers and subadvisers then being considered, and were given the opportunity to ask questions and request additional information from management. After full consideration of a variety of factors, the Board of Directors, including the Independent Directors, voted unanimously at each meeting to approve each Advisory Agreement then under consideration. In approving each Advisory Agreement, the Directors did not identify any single factor as all-important or controlling.

     IMCO ADVISORY AGREEMENT AND DAMI SUBADVISORY AGREEMENT FOR THE S&P 500 INDEX FUND. During its deliberations with respect to the IMCO Advisory Agreement for the S&P 500 Index Fund in April 2001, the Board noted that IMCO had been responsible for managing the overall operations of the Fund continuously since its inception in May 1996. The Board noted that in prior periods, the Fund had operated in a master-feeder structure through which the Fund had invested all of its investable assets in the Equity 500 Index Portfolio, a separate registered investment company advised by DAMI (and its predecessor, Bankers Trust Company). The Board considered the quality of the services provided by IMCO over this period and its success in monitoring the performance of the Equity 500 Index Portfolio and its investment adviser, DAMI. As part of the approval process, the Board determined that it would be in the interests of the shareholders of the S&P 500 Index Fund for IMCO to operate the Fund on a stand-alone basis, rather than as a master-feeder fund, and that it would be beneficial to do so through an advisory-subadvisory arrangement. The Board noted the historical success of IMCO in controlling the cost structure of the Fund and in working with DAMI to enable the Fund to track successfully the performance of the S&P 500 Index. The Board recognized that IMCO had received no fees for serving as the investment adviser of the Fund during the period the Fund operated in a master-feeder arrangement and that IMCO would be entitled to receive an advisory fee as part of the advisory-subadvisory arrangement. In this regard, the Board also noted that IMCO would be responsible for paying DAMI its fees for subadvisory services in the new advisory-subadvisory arrangement and that IMCO had agreed to cap total expenses of the Fund under the new advisory-subadvisory arrangement at .18 of 1% of the Fund's average net assets (ANA) through April 30, 2002.

     As part of the review process, the Board examined comparative information concerning the fees charged by investment advisers of similar mutual funds, the expense ratios of the Fund and comparable mutual funds and the performance of the Fund and comparable mutual funds over various time periods. The Board also examined financial information provided by IMCO concerning the profitability to IMCO and its affiliated companies attributable to operating the Fund. Based upon these and other factors, the Board determined that the fees payable to IMCO under the Advisory Agreement were reasonable and approved the IMCO Advisory Agreement with respect to the S&P 500 Index Fund.

     In approving the DAMI Subadvisory Agreement, the Board considered the experience and success of DAMI in managing the Equity 500 Index Portfolio and similar index products and the qualifications of the individuals at DAMI responsible for these investment activities. The Board considered the ability and willingness of DAMI to devote appropriate resources to managing the assets of the Fund under the new advisory-subadvisory arrangement, the reasonableness of the fees proposed to be paid to DAMI for these services, the stability of the existing relationship between IMCO and DAMI and the likelihood that IMCO and DAMI will be able to continue working together effectively to pursue the Fund's investment objectives in the new advisory-subadvisory arrangement. Based upon these and other factors, the Board determined that the fees payable by IMCO to the DAMI under the DAMI Subadvisory Agreement were reasonable and approved the DAMI Subadvisory Agreement and recommended that the agreement be submitted to shareholders for their approval, which approval was obtained in July 2001.

     IMCO ADVISORY AGREEMENT FOR THE EXTENDED MARKET INDEX FUND. During its deliberations with respect to the initial approval of the IMCO Advisory
Agreement for the Extended Market Index Fund in October 2000, the Board considered the fact that the Fund would operate in a master-feeder structure through which the Fund would invest all of its investable assets in a separate registered investment company advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P. (MLQA). The Board noted the success of IMCO in managing the S&P 500 Index Fund using substantially the same master-feeder structure and IMCO's effectiveness in monitoring the activities of the investment adviser for the underlying master fund of the S&P 500 Index Fund. The Board also considered the fact that IMCO receives no investment advisory fee for serving as the investment adviser of the Extended Market Index Fund so long as the Fund is operated in a master-feeder structure. In addition, the Board considered the projected total expenses of the Fund and the commitment by IMCO to cap the total expenses of the Fund at .50 of 1% of the Fund's ANA at least until May 1, 2001 (which commitment was subsequently extended through May 1, 2002). As part of the initial approval process, the Board reviewed information concerning the fees charged by other investment advisers for managing similar mutual fund products that seek to track the performance of a similar index and the total expense ratios of comparable mutual funds. Based upon these and other factors, the Board approved the IMCO Advisory Agreement with respect to the Extended Market Index Fund for an initial two-year term.

     IMCO ADVISORY AGREEMENT AND BARCLAYS SUBADVISORY AGREEMENT FOR THE GLOBAL TITANS INDEX FUND AND THE NASDAQ-100 INDEX FUND. During its initial consideration of the IMCO Advisory Agreement and the Barclays Subadvisory Agreement for the Global Titans Index Fund and the Nasdaq-100 Index Fund, the Board considered the experience and success of Barclays in managing the investment portfolios of similar index products and the qualifications of the individuals at Barclays responsible for these activities. Similarly, the Board considered the experience and success of IMCO in monitoring the investment activities of other investment advisers of index products, as reflected by its experience as the investment adviser of the S&P 500 Index Fund. The Board considered the financial resources and commitments of IMCO and Barclays to support the Funds during the start-up phase of each Fund's operations, including the commitment provided by IMCO to cap expenses of each Fund at .85 of 1% of each Fund's NAV at least until May 1, 2001 (which commitment was subsequently extended through May 1, 2002). The Board reviewed information concerning the fees charged by other investment advisers for managing similar mutual fund products that seek to track the performance of similar indexes and the total expense ratios of comparable mutual funds. Based upon these and other factors, the Board determined that the fees payable by the Funds to IMCO under the IMCO Advisory Agreement and by IMCO to Barclays under the Barclays Subadvisory Agreement were reasonable and approved the Advisory Agreements for the Global Titans Index Fund and the Nasdaq-100 Index Fund for an initial two-year period.

     CODE OF ETHICS. While the officers and employees of IMCO, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by IMCO and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades.

     Additionally, while the officers and employees of DAMI and Barclays may engage in personal securities transactions, they are restricted by the procedures in a Code of Ethics adopted by DAMI and Barclays. The Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades.

     Copies of the Joint Code of Ethics for IMCO and the Funds, and the codes of ethics for each of DAMI, MLQA, and Barclays have been filed with the SEC and are available for public view.

             TRUSTEES AND OFFICERS OF THE EXTENDED MARKET PORTFOLIO


The Trustees consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act ("non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of each Series and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Each non-interested Trustee is a member of the Trust's Audit and Nominating Committee (the "Committee). The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Trust's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor's independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Board of the Trust has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties.

     BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Fund Asset Management, L.P. ("FAM"), ("FAM-advised funds") and other public directorships. Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute.

NON INTERESTED TRUSTEES

M. Colyer Crum
104 Westcliff Road
Weston, Massachusetts 02493
Trustee since 1978
Age: 69

Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Crum is 26 registered investment companies consisting of 51 portfolios. Mr. Crum also holds a directorship position with Cambridge Bancorp.

Laurie Simon Hodrick
809 Uris Hall
3022 Broadway
New York, New York 10027
Trustee since 1999
Age: 39

Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School Management, Northwestern University from 1992 to 1996. The number of MLIM/FAM-advised funds and portfolios overseen by Ms. Hodrick is 26 registered investment companies consisting of 51 portfolios. Ms. Hodrick also holds a directorship position with the Junior League of Central Westchester.

Stephen B. Swensrud
88 Broad Street
Second Floor
Boston, Massachusetts 02110
Trustee since 1983
Age: 68

Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing company) since 1978; Director of International Mobile Communications, Inc. (telecommunications company) since 1998. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Swensrud is 43 registered investment companies consisting of 90 portfolios. Mr. Swensrud also holds directorship positions with Dana Farber Cancer Institute and the Federation for American Immigration Reform.

J. Thomas Touchton
One Tampa City Center
201 North Franklin Street, Suite 3405
Tampa, Florida 33602
Trustee since 1977
Age: 63

Managing Partner of The Witt-Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company). The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Touchton is 26 registered investment companies consisting of 51 portfolios. Mr. Touchton also holds directorship positions with the Tampa Bay History Center.

Fred G. Weiss
16450 Maddalena Place
Delray Beach, Florida 33446
Trustee since 1999
Age: 60

Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000;

Director of Michael J. Fox Foundation for Parkinson's Research; Director of BTG International PLC (a global technology commercialisation company) since 2001. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Weiss is 26 registered investment companies consisting of 51 portfolios. Mr. Weiss also holds directorship positions with Watson Pharmaceutical, Inc.; BTG International PLC, and the Michael J. Fox Foundation for Parkinson's Research.

     Certain biographical and other information regarding the Trustee who is an officer and an "interested person" of the Trust as defined in the Investment Company Act (the "interested Trustee") and the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

INTERESTED TRUSTEE

Terry K. Glenn*
P.O. Box 9011
Princeton, New Jersey 08543-9011
President since 1999** and Trustee*** since 1999
Age: 61

Chairman (Americas Region) since 2001: Executive Vice President of FAM and certain of its affiliates (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (the "Distributor" or "FAMD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. ("FDS" or the "Transfer Agent") since 1985. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Glenn is 132 registered investment companies consisting of 190 portfolios. Mr. Glenn holds no other directorship positions.

INTERESTED OFFICERS

Robert C. Doll, Jr.
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President since 1999**
Age: 47

President of FAM and certain of its affiliates since 2001; Director of Princeton Services since 2001; Co-Head (Americas Region) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Doll is 51 registered investment companies consisting of 71 portfolios. Mr. Doll holds no other directorship positions.

Donald C. Burke
P.O. Box 9011
Princeton, New Jersey 08543-9011
Vice President since 1999 and Treasurer since 1999**
Age: 41

First Vice President of FAM and certain of its affiliates since 1997; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and certain of its affiliates from 1990 to 1997; Director of Taxation of FAM and certain of its affiliates since 1990. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Burke is 132 registered investment companies consisting of 190 portfolios. Mr. Burke holds no other directorship positions.

Richard Villa
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President since 1999**
Age: 43

First Vice President of FAM and certain of its affiliates since 1999; Managing Director, Global Index Funds of Bankers Trust from 1997 to 1999; Managing
Director, International Index Funds of Bankers Trust from 1995 to 1999; Vice President, International Index Funds of Bankers Trust from 1990 to 1995; Assistant Vice President, International Index Funds of Bankers Trust from 1987 to 1990; Assistant Treasurer of Bankers Trust from 1985 to 1986. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Villa is 2 registered investment companies consisting of 14 portfolios. Mr. Burke holds no other directorship positions.

Phil Green
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President since 1999**
Age: 38

Senior Vice President of FAM and certain of its affiliates since 1999; Managing Director and Portfolio Manager of Global Institutional Services at Bankers
Trust from 1997 to 1999; Vice President of Quantitative Equities at Bankers Trust in 1996; Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999; Assistant Treasurer of Asset Management Group at Bankers Trust from 1985 to 1988. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Green is 3 registered investment companies consisting of 18 portfolios. Mr. Green holds no other directorship positions.

Frank Salerno
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President since 1999**
Age: 42

Chief Operating Officer, Institutional for MLIM (Americas Region); First Vice President of FAM and certain of its affiliates since 1999; Managing Director and Chief Investment Officer of Structured Investments at Bankers Trust from 1995 to 1999; Managing Director and Head of Structured Investments at Bankers Trust from 1993 to 1995; Domestic Head of Structured Investments at Bankers Trust from 1991 to 1993; Assistant Vice President of Structured Investments at Bankers Trust from 1985 to 1991. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Salerno is 5 registered investment companies consisting of 40 portfolios. Mr. Salerno holds no other directorship positions.

Jeffrey B. Hewson
P.O. Box 9011
Princeton, New Jersey  08543-9011
Director since 1998**
Age: 50

Director (Global Fixed Income) of the Investment Adviser and certain of its affiliates since 1998; Vice President of the Investment Adviser and certain of its affiliates from 1989 to 1998; Portfolio Manager of the Investment Adviser and certain of its affiliates since 1985. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Hewson is 1 registered investment companies consisting of 2 portfolios. Mr. Hewson holds no other directorship positions.

Christopher G. Ayoub
P.O. Box 9011
Princeton, New Jersey  08543-9011
Senior Vice President since 1998**
Age: 46

First Vice President of the Investment Adviser and certain of its affiliates since 1998; Vice President of the Investment Adviser and certain of its affiliates from 1985 to 1998. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Ayoub is 1 registered investment companies consisting of 3 portfolios. Mr. Ayoub holds no other directorship positions.

Sidney Hoots
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President since 1999**
Age: 41

Senior Vice President of FAM and certain of its affiliates since 1999; Managing Director of Global Institutional Services at Bankers Trust from 1992 to 1999; Manager of Quantitative U.S. Equities Group at Bankers Trust from 1991 to 1992; Manager of Bond Index Funds at Bankers Trust from 1986 to 1991; Quantitative Analyst of Index Funds at Bankers Trust from 1984 to 1986. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Hoots is 5 registered investment companies consisting of 40 portfolios. Mr. Hoots holds no other directorship positions.

Ira P. Shapiro
P.O. Box 9011
Princeton, New Jersey 08543-9011
Secretary since 1999**
Age: 39

First Vice President of FAM and certain of its affiliates since 1998; Director (Legal Advisory) of FAM and certain of its affiliates from 1996 to 1997; Attorney with FAM and certain of its affiliates from 1993 to 1997. The number of MLIM/FAM-advised funds and portfolios overseen by Mr. Shapiro is 7 registered investment companies consisting of 40 portfolios. Mr. Shapiro holds no other directorship positions.

* MR. GLENN IS A DIRECTOR, TRUSTEE OR MEMBER OF AN ADVISORY BOARD OF CERTAIN OTHER INVESTMENT COMPANIES FOR WHICH FAM OR MLIM ACTS AS AN INVESTMENT ADVISER. MR. GLENN IS AN INTERESTED PERSON, AS DEFINED IN THE INVESTMENT COMPANY ACT, OF THE CORPORATION BASED ON HIS POSITIONS AS CHAIRMAN (AMERICAS REGION) AND EXECUTIVE VICE PRESIDENT OF FAM AND MLIM; PRESIDENT OF FAMD; EXECUTIVE VICE PRESIDENT OF PRINCETON SERVICES; AND PRESIDENT OF PRINCETON ADMINISTRATORS, L.P.

**  ELECTED  BY AND  SERVES AT THE  PLEASURE  OF THE BOARD OF  TRUSTEES  OF THE
    TRUST.

*** EACH TRUSTEE  SERVES UNTIL HIS OR HER  SUCCESSOR IS ELECTED AND  QUALIFIED,
    UNTIL DECEMBER 31 OF THE YEAR IN WHICH HE OR SHE TURNS 72, OR UNTIL HIS OR HER DEATH, RESIGNATION, OR REMOVAL AS PROVIDED IN THE FUNDS BY-LAWS, CHARTER OR BY STATUTE.

     SHARE OWNERSHIP. Information regarding each Trustee's share ownership in the Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee ("Supervised Merrill Lynch Funds") as of December 31, 2001 is set forth in the chart below.

                                                      AGGREGATE DOLLAR RANGE OF
                            AGGREGATE DOLLAR RANGE    SECURITIES IN SUPERVISED
NAME                        OF EQUITY IN THE FUND         MERRILL LYNCH FUNDS
-------------------------------------------------------------------------------
INTERESTED TRUSTEE:

 Terry K. Glenn                   None                     over $100,000

NON-INTERESTED TRUSTEES:

 M. Colyer Crum                   None                     over $100,000
 Laurie Simon
 Hodrick                          None                     over $100,000
 Stephen B.
  Swensrud                        None                           None
 J. Thomas
 Touchton                         None                     over $100,000
 Fred G. Weiss                    None                     Over $100,000

     As of February 28, 2002, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Trust. As of December 31, 2001, none of the non-interested Trustees of the Trust nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. ("ML & Co.").

COMPENSATION OF TRUSTEES

The Trust pays each non-interested Trustee a combined fee of $1,500 per year plus a fee of $250 per in-person Board meeting attended. The Trust also compensates each member of the Committee at a rate of $500 per year plus $250 per in-person Committee meeting attended. The Chairman of the Committee is paid an additional annual fee of $500. The Corporation reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table shows the aggregate compensation earned by the non-interested Trustees and the aggregate compensation paid to them by all MLIM/ FAM-advised funds in each case for the calendar year ended December 31, 2001.

                                                                 AGGREGATE
                                                                COMPENSATION
                                              PENSION OR          FROM THE
                                              RETIREMENT       CORPORATION AND
                                           BENEFITS ACCRUED       MLIM/FAM-
                          AGGREGATE           AS PART OF           ADVISED
                         COMPENSATION        CORPORATION        FUNDS PAID TO
NAME                   FROM CORPORATION        EXPENSES          DIRECTORS(1)
-------------------------------------------------------------------------------

M. Colyer Crum              $4,500              None             $215,500.00
Laurie Simon Hodrick        $4,000              None             $ 95,000.00
Stephen B. Swensrud         $4,000              None             $406,083.34
J. Thomas Touchton          $4,000              None             $195,000.00
Fred G. Weiss               $4,000              None             $195,000.00


 (1) THE TRUSTEES SERVE ON THE BOARDS  OF MLIM/FAM-ADVISED  FUNDS  AS  FOLLOWS:
     MR. CRUM (26 REGISTERED INVESTMENT COMPANIES CONSISTING OF 51 PORTFOLIOS);
     MS.  HODRICK   (26  REGISTERED  INVESTMENT   COMPANIES  CONSISTING  OF  51
     PORTFOLIOS); MR. SWENSRUD (43 REGISTERED INVESTMENT COMPANIES CONSISTING OF 90 PORTFOLIOS); MR. TOUCHTON (26 REGISTERED INVESTMENT COMPANIES CONSISTING OF 51 PORTFOLIOS); AND MR. WEISS (26 REGISTERED INVESTMENT COMPANIES CONSISTING OF 51 PORTFOLIOS).

     The Trustees may purchase Class A shares of a Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

APPROVAL OF MANAGEMENT AGREEMENT

At a meeting of the Board of Trustees held on June 7, 2001, the Board approved the continuation of the Portfolio's Management Agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Portfolio by the Investment Adviser under the Management Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Portfolio. The Board also considered the Investment Adviser's costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Portfolio. The benefits considered by the Board included not only the Investment Adviser's compensation for investment advisory services and the Investment Adviser's profitability under the Management Agreement, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Portfolio. The Trustees also considered the Investment Adviser's access to research services from brokers to which the Investment Adviser may have allocated Portfolio brokerage in a "soft dollar" arrangement. In connection with its consideration of the Management Agreement, the Board also compared the Portfolio's advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Portfolio's assets. The Board also reviewed materials supplied by Portfolio's counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act.

     Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Investment Adviser to the Portfolio and that the management fee rate was reasonable in relation to such services. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

                               INVESTMENT ADVISER


As described  in the Funds'  prospectus,  USAA  Investment  Management  Company
(IMCO) is the manager and investment adviser, providing the services under a Management Agreement with respect to the S&P 500 Index Fund and the Extended Market Index Fund and an Advisory Agreement with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

     In addition to the services it provides under the Management and Advisory Agreements, IMCO advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $___ billion, of which approximately $___ billion were in mutual fund portfolios.

ADVISORY AND MANAGEMENT AGREEMENTS

     With respect to the Extended Market Index Fund, under the Management Agreement, IMCO presently monitors the services provided by MLQA to the Extended Market Portfolio. IMCO receives no fee for providing these monitoring services. In the event the Fund's Board of Directors determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, IMCO would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay IMCO an annual fee of ..30% of the Fund's ANA, accrued daily and paid monthly.

     With respect to the S&P 500 Index Fund, and the Extended Market Index Fund, the Management Agreement will remain in effect until June 30, 2003. The Advisory Agreement will remain in effect until June 30, 2003, for the Nasdaq-100 Index Fund and the Global Titans Index Fund. The Management Agreement and the Advisory Agreement (Agreements) will continue in effect from year to year thereafter for the Funds as long as it is approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Funds) including a majority of the Directors who are not interested persons of IMCO or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Company or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940
Act).

     From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. In addition to any amounts otherwise payable to IMCO as an advisory fee for current services under the Agreements, the Company shall be obligated to pay IMCO all amounts previously waived by IMCO with respect to a Fund, provided that such additional payments are made not later than three years from October 27, 2000, and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed, in the case of the Extended Market Index Fund, 0.50% of the average net assets of the Fund, in the case of the Nasdaq-100 Index Fund, 0.85% of the average net assets of the Fund, or in the case of the Global Titans Index Fund, 0.85% of the average net assets of the Fund. IMCO has voluntarily agreed to limit the annual expenses of the Extended Market Index Fund to 0.50%, the Nasdaq-100 Index Fund to 0.85%, and the Global Titans Index Fund to 0.85% of the Fund's ANA, respectively, until April 30, 2003, and will reimburse the Funds for all expenses in excess of such limitations. After April 30, 2003, any such waiver or reimbursement may be terminated by IMCO at any time without prior notice to the shareholders.

     With respect to the S&P 500 Index Fund, for the period of August 13, 2001 through December 31, 2001, IMCO voluntarily agreed to limit the annual expenses of the S&P 500 Index Fund to 0.18% of the Fund's ANA. Prior to August 13, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Portfolio, a separately registered investment company under a master-feeder relationship. For the period of August 13, 2001 through December 31, 2001, IMCO earned $1,083,054 for investment advisory services. As a result of the Fund's expenses exceeding the expense limitations, IMCO did not receive $103,452 in fees to which it would have been entitled.

     Prior to August 13, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Index Portfolio, a separately registered investment company currently advised by Deutsche Asset Management, Inc. (DAMI). From April 30, 2001 to August 13, 2001, DAMI received $894,189 as compensation for investment advisory services provided to the Equity 500 Portfolio. Prior to April 30, 2001, the Equity 500 Portfolio was advised by Bankers Trust Company (Bankers Trust). From January 1, 2001 through April 30, 2001, Bankers Trust received $1,058,008 as compensation for investment advisory services provided to the Equity 500 Portfolio. For the years ended December 31, 2000 and 1999, Bankers Trust earned $4,136,851, and $5,134,906, respectively, as compensation for investment advisory services provided to the Equity 500 Portfolio.

     For the fiscal years or periods ended December 31, 2001 and 2000, MLQA Lynch earned $4,976 and $357, respectively, as compensation for investment advisory services provided to the Extended Market Portfolio.

     For the last three fiscal years or periods ended December 31, IMCO earned advisory fees as follows:

     FUND                          1999         2000           2001
     ---------------------------------------------------------------------
     S&P 500 Index                   -            -         $  1,083,054
     Extended Market Index          n/a           -*               -
     Nasdaq-100 Index               n/a       $  8,039*     $     89,670
     Global Titans Index            n/a       $  5,609*     $     38,894

     As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive advisory fees to which it would have been entitled as follows:

     FUND                          1999         2000           2001
     ----------------------------------------------------------------------
     S&P 500 Index                   -            -         $    103,452
     Extended Market Index          n/a           -*                -
     Nasdaq-100 Index               n/a       $  8,039*     $     89,670
     Global Titans Index            n/a       $  5,609*     $     38,894

     In addition, IMCO did not receive reimbursement for other operating expenses to which it would have been entitled as follows:

     FUND                          2000         2001
     -----------------------------------------------------
     Extended Market Index       $48,566*     $  102,589
     Nasdaq-100 Index            $47,310*     $   94,061
     Global Titans Index         $40,588*     $  125,352

    * FUNDS COMMENCED OPERATIONS ON OCTOBER 27, 2000.

     SUBADVISER TO THE S&P 500 INDEX FUND. IMCO has entered into a subadvisory agreement (Subadvisory Agreement) with DAMI located at 280 Park Avenue, New York, New York 10017. Under the Subadvisory Agreement, DAMI is responsible for the day-to-day management of the S&P 500 Index Fund's assets pursuant to the Fund's investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, DAMI receives a fee from IMCO at an annual rate equal to 0.02% of the Fund's average daily net assets on amounts up to $2.5 billion; 0.01% of daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $4 billion. The Subadvisory Agreement is subject to the same approval of the Board of Directors as the oversight and renewal of the Management Agreement. DAMI has agreed to provide to the Fund, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index, including portfolio composition. Both the Management Agreement and the Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors and (ii) by a majority of the Directors of the Fund who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. Both the Management Agreement and the Subadvisory Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed by DAMI for other investment companies and accounts advised or sub-advised by DAMI. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocate equitably to each by DAMI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

     SUBADVISER TO THE NASDAQ-100 INDEX AND GLOBAL TITANS INDEX FUNDS. IMCO has entered into a subadvisory agreement (Subadvisory Agreement) with Barclays Global Fund Advisors (Barclays) located at 45 Fremont Street, San Francisco, CA 94105. Under the Subadvisory Agreement, Barclays is responsible for the day-to-day management of the Nasdaq-100 Index and Global Titans Index Funds' assets pursuant to each Fund's investment objective and restrictions. For its services, with respect to the Nasdaq-100 Index Fund, Barclays receives a fee from IMCO at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $250 million and 0.03% of daily net assets on amounts above $250 million. For its services, with respect to the Global Titans Index Fund, Barclays receives a fee from IMCO at an annual rate equal to 0.09% of the Fund's average daily net assets on amounts up to $250 million and 0.04% of daily net assets on amounts above $250 million. The Subadvisory Agreement is subject to the same approval of the Board of Directors as the oversight and renewal of the Advisory Agreement. Barclays has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the Nasdaq-100 Index(R)1 and the Dow Jones Global Titans 50 Index, including portfolio composition. Both the Advisory Agreement and the Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of each Fund's outstanding voting securities or by each Fund's Board of Directors and (ii) by a majority of the Directors of the Funds who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. Both the Advisory Agreement and the Subadvisory Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed


1 THE NASDAQ-100, AND NASDAQ ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE CORPORATIONS) AND HAVE BEEN LICENSED FOR USE BY USAA MUTUAL FUND, INC. THE NASDAQ-100 INDEX FUND (THE PRODUCT(S)) IS NOT SPONSORED, SOLD OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION ABOUT THE ADVISABILITY OF INVESTING IN THEM. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

by Barclays for other investment companies and accounts advised or sub-advised by Barclays. If these strategies indicate particular securities should be purchased or sold at the same time by the Funds and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by Barclays. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by each Fund or the price paid or received by each Fund.


                                  ADMINISTRATOR

Under an Administration and Servicing Agreement effective May 1, 2001, as amended February 20, 2002, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to .06% of the average daily net assets of the Fund; with respect to the Extended Market Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to .38%, up to .10% of this fee shall be paid to MLQA for subadministrative services; and with respect to the Global Titans Index Fund and the Nasdaq-100 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to thirty-five one-hundredths of one percent (.35%) of the average net assets for each Fund. We may also delegate one or more of our responsibilities to others at our expense.

     Under an Investment Accounting Agreement between the Company and Investment Company Capital Corp (ICCC), an affiliate of DAMI, ICCC is obligated on a continuous basis to provide a variety of investment accounting and compliance services for the S&P 500 Index Fund. Among other things, ICCC is responsible for calculating the net asset value of the Fund and preparing and maintaining all related accounts and records. The Company is not obligated to make any payments to ICCC for its services under the Agreement. Any fees to be charged by ICCC for these services will be paid by DAMI.

     Prior to August 13, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Index Portfolio, a separately registered investment company currently advised by DAMI. Prior to April 30, 2001, the Equity 500 Index Portfolio was advised by Bankers Trust. For the fiscal year ended December 31, 2001, Bankers Trust and DAMI earned $0 as compensation for administrative and other services provided to the Equity 500 Portfolio regarding the master feeder relationship. For the fiscal year ended December 31, 2001, DAMI earned $0 for compensation for administrative and other services provided to the S&P 500 Index Fund as subadvisor. For the fiscal years ended December 31, 2000 and 1999, Bankers Trust earned $100,992 and $344,960, respectively, as compensation for administrative and other services provided to the Equity 500 Portfolio.

     Under the administration and services agreement between the Extended Market Portfolio and MLQA, MLQA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Extended Market Portfolio reasonably deems necessary for the proper administration of the Extended Market Portfolio. MLQA will generally assist in all aspects of the Extended Market Portfolio's operations; supply and maintain office facilities (which may be in MLQA's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, Bylaws, investment objectives and policies, and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     For  the  last  three   fiscal  years  or  periods   ended   December  31,
IMCO earned administrative and other services fees as follows:

     FUND                        1999          2000                 2001
     -----------------------------------------------------------------------
     S&P 500 Index            $1,479,126    $ 844,241                  --
     Extended Market Index       n/a        $  13,557*             $ 73,290
     Nasdaq-100 Index            n/a        $  14,068*             $156,930
     Global Titans Index         n/a        $   7,852*             $ 54,451

     As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive fees to which it would have been entitled as follows:

     FUND                        1999          2000                 2001
     ----------------------------------------------------------------------
     S&P 500 Index                --           --                     --
     Extended Market Index       n/a        $  13,557*             $ 73,290
     Nasdaq-100 Index            n/a        $  14,068*             $156,930
     Global Titans Index         n/a        $   7,852*             $ 54,451

* FUNDS COMMENCED OPERATIONS ON OCTOBER 27, 2000.

                               GENERAL INFORMATION

UNDERWRITER

The Company has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 per account, except the S&P 500 Index Fund, which pays the Transfer Agent an annual fixed fee of $20 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses, which are incurred at the specific direction of the Company.

CUSTODIAN

The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Funds' investments in the Nasdaq-100 Index Fund, the Global Titans Index Fund, and the Extended Market Index Fund. State Street Bank and Trust Company, P. O. Box 1713, Boston, MA 02105, is the custodian for the Nasdaq-100 Index Fund and the Global Titans Index Fund. Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as custodian for the S&P 500 Index Fund. As custodian, it holds the S&P 500 Index Fund's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act. Chase Manhattan Bank, 4 Chase
MetroTech, 18th Floor, Brooklyn, New York 11245 is the custodian for the Extended Market Index Fund and the Extended Market Portfolio.

COUNSEL


Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1800, will review certain legal matters for the Company in connection with the shares offered by the prospectus. Swidler, Berlin, Shereff, Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 serves as counsel to the Extended Market Portfolio.


INDEPENDENT AUDITORS


KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditors. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return of the Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE? in its prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which the Fund's price per share is calculated.

TOTAL  RETURN

The average annual total returns of the Funds for the following periods ended December 31, 2001, is set forth below:

                                               1        5         FROM
S&P 500 FUND                                 YEAR      YEAR       5/1/96
-------------------------------------------------------------------------------

Return Before Taxes                         -12.09%   10.49%     12.24%
Return After Taxes on Distributions         -12.54%    9.79%     11.53%
Return After Taxes on
  Distributions and Sale of Fund Shares      -7.34%    8.43%     9.96%


                                               1         5        FROM
EXTENDED MARKET INDEX FUND                   YEAR      YEAR     10/27/97
-------------------------------------------------------------------------------

Return Before Taxes                          -9.03%     n/a     -12.73%
Return After Taxes on Distributions          -9.71%     n/a     -13.28%
Return After Taxes on
  Distributions and Sale of Fund Shares      -5.51%     n/a     -10.43%

                                               1         5        FROM
NASDAQ-100 INDEX FUND                        YEAR      YEAR      10/27/97
-------------------------------------------------------------------------------

Return Before Taxes                         -33.48%     n/a     -44.00%
Return After Taxes on Distributions         -33.49%     n/a     -44.01%
Return After Taxes on
  Distributions and Sale of Fund Shares     -20.39%     n/a     -34.81%

                                              1         5         FROM
GLOBAL TITANS INDEX FUND                     YEAR      YEAR      10/27/97
-------------------------------------------------------------------------------

Return Before Taxes                         -13.26%     n/a     -17.16%
Return After Taxes on Distributions         -13.54%     n/a     -17.39%
Return After Taxes on
  Distributions and Sale of Fund Shares      -8.08%     n/a     -13.80%

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts. For periods after December 31, 1996, performance does not reflect the annual $10 account maintenance fee for the S&P 500 Index Fund, which fee is waived for accounts of $10,000 or more. As of December 31, 2001, the S&P 500 Index Fund's average account size was approximately $16,308.

TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)N = ERV

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return
                n  =  number of years
             ERV   =  ending redeemable value of  a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

INSTRUCTIONS:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                P(1 + T)N = ATVD

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return (after taxes on distributions)
                n  =  number of years
            ATVD   =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period
INSTRUCTIONS:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                P(1 + T)N = ATVDR

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return (after taxes on distributions)
                n  =  number of years
           ATVDR   =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


                   APPENDIX A - COMPARISON OF FUND PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BANK RATE MONITOR, a service that publishes rates on various bank products such as CDs, MMDAs, and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY, EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund averages by type of fund.

LIPPER, A REUTER'S COMPANY, FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of the Fund may also be tracked by Lipper, A Reuter's Company, and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     Other sources for total return and other performance data that may be used by the Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                      APPENDIX B - SHORT-TERM DEBT RATINGS

MOODY'S MUNICIPAL

MIG-1/VMIG1           This designation denotes  best quality.  There is present
                      strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2           This  designation  denotes   high  quality.   Margins  of
                      protection are ample although not so large as in the preceding group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           o  Leading market positions in  well-established industries.

           o  High rates of return on funds employed.

           o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

           o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices. While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------

                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100      10         10           6          16.67        10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----

   $500  ***$41         62.77   ***$39          66.35    ***$46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

                       APPENDIX D - USAA FAMILY OF FUNDS


The USAA Family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


  -------------------------                       --------------------------
    ASSET ALLOCATION FUNDS                              INDEX FUNDS
  -------------------------                       --------------------------
      Balanced Strategy                           Extended Market Index
    Cornerstone Strategy                           Global Titans Index
   Growth and Tax Strategy                           Nasdaq-100 Index
                                                       S&P 500 Index

  ---------------------                           --------------------------
      EQUITY FUNDS                                  TAX EXEMPT BOND FUNDS
  ---------------------                           --------------------------
      Aggressive Growth                                   Long-Term
      Capital Growth                                 Intermediate-Term
      Emerging Markets                                   Short-Term
     First Start Growth                               State Bond/Income
 Precious Metals and Minerals
          Growth
       Growth & Income                            --------------------------
       Income Stock                                  TAXABLE BOND FUNDS
       International                              --------------------------
    Science & Technology                                     GNMA
      Small Cap Stock                              High-Yield Opportunities
           Value                                            Income
       World Growth                                  Intermediate-Term Bond
                                                         Short-Term Bond

                                                   ---------------------------
                                                        MONEY MARKET FUNDS
                                                   ---------------------------
                                                          Money Market
                                                     Tax Exempt Money Market
                                                   Treasury Money Market Trust
                                                        State Money Market



FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA
EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS 50 INDEXSM" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

28083-0502

                             USAA MUTUAL FUND, INC.

PART C.    OTHER INFORMATION

Item 23.                     EXHIBITS


1    (a)   Articles of Incorporation dated October 10, 1980 (1)
     (b)   Articles of Amendment dated January 14, 1981 (1)
     (c)   Articles Supplementary dated July 28, 1981 (1)
     (d)   Articles Supplementary dated November 3, 1982 (1)
     (e)   Articles of Amendment dated May 18, 1983 (1)
     (f)   Articles Supplementary dated August 8, 1983 (1)
     (g)   Articles Supplementary dated July 27, 1984 (1)
     (h)   Articles Supplementary dated November 5, 1985 (1)
     (i)   Articles Supplementary dated January 23, 1987 (1)
     (j)   Articles Supplementary dated May 13, 1987 (1)
     (k)   Articles Supplementary dated January 25, 1989 (1)
     (l)   Articles Supplementary dated May 2, 1991 (1)
     (m)   Articles Supplementary dated November 14, 1991 (1)
     (n)   Articles Supplementary dated April 14, 1992 (1)
     (o)   Articles Supplementary dated November 4, 1992 (1)
     (p)   Articles Supplementary dated March 23, 1993 (1)
     (q)   Articles Supplementary dated May 5, 1993 (1)
     (r)   Articles Supplementary dated November 8, 1993 (1)
     (s)   Articles Supplementary dated January 18, 1994 (1)
     (t)   Articles Supplementary dated November 9, 1994 (1)
     (u)   Articles Supplementary dated November 8, 1995 (2)
     (v)   Articles Supplementary dated February 6, 1996 (3)
     (w)   Articles Supplementary dated March 12, 1996 (4)
     (x)   Articles Supplementary dated November 13, 1996 (7)
     (y)   Articles Supplementary dated May 9, 1997 (8)
     (z)   Articles of Amendment dated July 9, 1997 (9)
     (aa)  Articles Supplementary dated November 12, 1997 (10)
     (bb)  Articles Supplementary dated April 3, 1998 (13)
     (cc)  Articles Supplementary dated May 6, 1999 (14)
     (dd)  Articles Supplementary dated November 18, 1999 (16)
     (ee)  Articles Supplementary dated July 19, 2000 (17)
     (ff)  Articles Supplementary dated February 15, 2001 (21)
     (gg)  Articles Supplementary dated June 20, 2001 (22)
     (hh)  Certificate of Correction to Articles Supplementary (22)

2          Bylaws, as amended September 17, 2001 (filed herewith)


3          SPECIMEN CERTIFICATES FOR SHARES OF
     (a)   Growth Fund (1)
     (b)   Income Fund (1)
     (c)   Money Market Fund (1)
     (d)   Aggressive Growth Fund (1)
     (e)   Income Stock Fund (1)
     (f)   Growth & Income Fund (1)

Item 23.  EXHIBITS


     (g)   Short-Term Bond Fund (1)
     (h)   S&P 500 Index Fund (4)
     (i)   Science & Technology Fund (9)
     (j)   First Start Growth Fund (9)
     (k)   Intermediate-Term Bond Fund (15)
     (l)   High-Yield Opportunities Fund (15)
     (m)   Small Cap Stock Fund (15)
     (n)   Extended Market Index Fund (19)
     (o)   Nasdaq-100 Index Fund (19)
     (p)   Global Titans Index Fund (19)
     (q)   Capital Growth Fund (19)
     (r)   Value Fund (21)


4    (a)   Advisory Agreement dated August 1, 2001 (22)
     (b) Letter Agreement dated August 3, 2001 to the Advisory Agreement adding the Value Fund (22)
     (c) Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (d) Administration and Servicing Agreement dated May 1, 2001, as amended February 20, 2002, with respect to the S&P 500 Index Fund, Extended Market Index Fund, Nasdaq-100 Index Fund, and Global Titans Index Fund (filed herewith)
     (e) Letter Agreement to the Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (f) Management Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (g) Advisory Agreement dated October 27, 2000 with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund (19)
     (h) Sub-Advisory Agreement dated October 27, 2000 with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund (19)
     (i) Accounting Services Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (j) Administration and Servicing Agreement dated August 1, 2001 with respect to the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, and Capital Growth Fund (22)
     (k) Letter Agreement dated August 3, 2001 to the Administration and Servicing Agreement with respect to the Value Fund (22)
     (l) Sub-Advisory Agreement dated August 10, 2001 with respect to the S&P 500 Index Fund (22)
     (m) Investment Accounting Agreement dated August 10, 2001 with respect to the S&P 500 Index Fund (22)


5    (a)   Underwriting Agreement dated July 25, 1990 (1)
     (b) Letter Agreement to the Underwriting Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
     (c) Letter Agreement to the Underwriting Agreement dated May 1, 1996 adding S&P 500 Index Fund (5)
     (d) Letter Agreement to the Underwriting Agreement dated August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)
     (e) Letter Agreement to the Underwriting Agreement dated August 2, 1999 adding Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund (15)
     (f) Letter Agreement to the Underwriting Agreement dated October 27, 2000 adding the Extended Market Index Fund, the Nasdaq-100 Index Fund, the Global Titans Index Fund, and the Capital Growth Fund (19)

Item 23.                       Exhibits

     (g) Letter Agreement to the Underwriting Agreement dated August 3, 2001 adding the Value Fund (22)

6          Not Applicable


7    (a)   Amended and Restated Custodian Agreement dated July 1, 2001 (22)
     (b)   Subcustodian Agreement dated March 24, 1994 (3)
     (c) Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (d) Subcustodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (e) Letter Agreement to the Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (f) Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (g) Addendum to the Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (h) Letter Agreement to the Custodian Agreement dated August 3, 2001 with respect to the Value Fund (22)

8    (a)   Articles of Merger dated January 30, 1981 (1)
     (b)   Transfer Agency Agreement dated November 15, 2001 (filed herewith)
     (c) Master Revolving Credit Facility Agreement with Bank of America dated January 10, 2002 (filed herewith)
     (d)   Master  Revolving  Credit   Facility  Agreement  with  USAA  Capital
           Corporation dated January 9, 2002 ($400,000,000) (filed herewith)
     (e) Master-Feeder Participation Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (f)   License Agreement for Nasdaq-100 Index Fund  dated  October 27, 2000
           (19)
     (g)   License Agreement for Global Titans Index Fund dated October 27, 2000
           (19)
     (h) Sublicense Agreement for Extended Market Index Fund dated October 27, 2000 (19)
     (i) Commodity Customer's Agreement for the Nasdaq-100 Index Fund and the Global Titans Index Fund dated October 27, 2000 (19)

9    (a)   Opinion of Counsel  with respect to  the  Growth Fund,  Income Fund,
           Income Stock Fund, Growth & Income Fund, Short-Term Bond Fund, Science & Technology, and First Start Growth Fund (19)
     (b) Opinion and Consent of Counsel with respect to the Aggressive Growth Fund and Money Market Fund (22)
     (c) Consent of Counsel with respect to the Growth Fund, Income Fund, Income Stock Fund, Growth & Income Fund, Short-Term Bond Fund, Science & Technology, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, and Capital Growth Fund (22)
     (d)   Opinion of Counsel with respect to the S&P 500 Index Fund (16)
     (e) Opinion of Counsel with respect to the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund (14)
     (f) Opinion and Consent of Counsel with respect to the S&P 500 Index Fund, Extended Market Index Fund, Nasdaq-100 Index Fund, and
           Global Titans Index Fund (to be filed by amendment)
     (g) Opinion of Counsel with respect to the Extended Market Index Fund, the Nasdaq-100 Index Fund, the Global Titans Index Fund, and the Capital Growth Fund (18)
     (h)   Opinion and Consent of Counsel with respect to the Value Fund (21)
     (i) Opinion and Consent of Counsel with respect to the S&P 500 Index Fund (USAA Eagle Shares) (to be filed by amendment)

10         Independent Auditors' Consent  (filed herewith)


11         Omitted financial statements - Not Applicable


12         SUBSCRIPTIONS AND INVESTMENT LETTERS
     (a) Subscription and Investment Letter for Growth & Income Fund and Short-Term Bond Fund (1)
     (b)   Subscription and Investment Letter for S&P 500 Index Fund (5)
     (c) Subscription and Investment Letter for Science & Technology Fund and First Start Growth Fund (9)
     (d) Subscription and Investment Letter for the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund (15)
     (e) Subscription and Investment Letter for the Extended Market Index Fund, Nasdaq-100 Index Fund, Global Titans Index Fund, and Capital Growth Fund (19)
     (f)   Subscription and Investment Letter for the Value Fund (22)


13         12b-1 Plan  - Not Applicable


14         Form of 18f-3 Plan  (filed herewith)


15         Reserved

16         CODE OF ETHICS
     (a)   USAA Investment Management Company (20)
     (b)   Deutsche Asset Management, Inc. (20)
     (c)   Merrill Lynch Investment Managers (18)
     (d)   Barclays Global Investors, N.A. (18)


17         POWERS OF ATTORNEY
     (a) Powers of Attorney for David G. Peebles, Robert L. Mason, Richard A. Zucker, Barbara B. Dreeben, and Michael F. Reimherr dated April 18, 2000 (16)
     (b)   Power of Attorney for Robert G. Davis dated July 19, 2000 (17)
     (c)   Power of Attorney for Laura T. Starks dated February 15, 2001 (20)
     (d)   Power of Attorney for Christopher W. Claus dated May 18, 2001 (21)
     (e)   Power of Attorney for David M. Holmes (22)


----------------
(1) Previously filed with Post-Effective Amendment No. 38 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 29, 1995.

(2) Previously filed with Post-Effective Amendment No. 39 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 21, 1995.

(3) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 15, 1996.

(4) Previously filed with Post-Effective Amendment No. 41 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 26, 1996.

(5) Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 11, 1996.

(6) Previously filed with Post-Effective Amendment No. 43 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 1996.

(7) Previously filed with Post-Effective Amendment No. 44 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 21, 1997.

(8) Previously filed with Post-Effective Amendment No. 45 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 16, 1997.

(9) Previously filed with Post-Effective Amendment No. 46 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1997.

(10) Previously filed with  Post-Effective  Amendment  No. 47 of the Registrant
     (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1998.

(11) Previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 27, 1998.

(12) Previously filed with Post-Effective Amendment No. 49 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1998.

(13) Previously filed with  Post-Effective Amendment  No. 50 of  the Registrant
     (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1999.

(14) Previously filed with Post-Effective Amendment No. 51 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 14, 1999.

(15) Previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 1999.

(16) Previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2000.

(17) Previously filed with Post-Effective Amendment No. 54 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on August 4, 2000.

(18) Previously filed with Post-Effective Amendment No. 55 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 27, 2000.

(19) Previously filed with Post-Effective Amendment No. 56 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 2000.

(20) Previously filed with Post-Effective Amendment No. 57 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 30, 2001.

(21) Previously filed with Post-Effective Amendment No. 58 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 18, 2001.


(22) Previously filed with Post-Effective Amendment No. 59 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 2001.

Item 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Directors and Officers of the Company" in the Statement of Additional Information.

Item 25.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and directors of the Registrant is provided by two methods:

        (a) THE DIRECTOR AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of the Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant.

        (b) STATUTORY INDEMNIFICATION PROVISIONS. Under Section 2-418 of the Maryland General Corporation Law, the Registrant is authorized to indemnify any past or present director, officer, agent or employee against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with any proceeding in which he is a party by reason of having served as a director, officer, agent or employee, if he acted in good faith and reasonably believed that, (i) in the case of conduct in his official capacity with the Registrant, that his conduct was in the best interests of the Registrant, or (ii) in all other cases, that his conduct was at least not opposed to the best interests of the Registrant. In the case of any criminal proceeding, said director, officer, agent, or employee must in addition have had no reasonable cause to believe that his conduct was unlawful. In the case of a proceeding by or in the right of the Registrant, indemnification may only be made against reasonable expenses and may not be made in respect of any proceeding in which the director, officer, agent, or employee shall have been adjudged to be liable to the Registrant. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent creates a rebuttable presumption that the director, officer, agent, or employee did not meet the requisite standard of conduct for indemnification. No indemnification may be made in respect of any proceeding charging improper personal benefit to the director, officer, agent, or employee whether or not involving action in such person's official capacity, if such person was adjudged to be liable on the basis that improper personal benefit was received. If such director, officer, agent, or employee is successful, on the merits or otherwise, in defense of any such proceeding against him, he shall be indemnified against the reasonable expenses incurred by him (unless such indemnification is limited by the Registrant's charter, which it is not). Additionally, a court of appropriate jurisdiction may order indemnification in certain circumstances even if the appropriate standard of conduct set forth above was not met.

              Indemnification may not be made unless authorized in the specific case after determination that the applicable standard of conduct has been met. Such determination shall be made by either: (i) the board of directors by either (x) a majority vote of a quorum consisting of directors not parties to the proceeding or (y) if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not at the time parties to such proceeding who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) above, or, if the requisite quorum of the board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

              Reasonable expenses may be reimbursed or paid by the Registrant in advance of final disposition of a proceeding after a determination, made in accordance with the procedures set forth in the preceding paragraph, that the facts then known to those making the determination would not preclude indemnification under the applicable standards provided the Registrant receives (i) a written affirmation of the good faith belief of the person seeking indemnification that the applicable standard of conduct necessary for indemnification has been met, and (ii) written undertaking to repay the advanced sums if it is ultimately determined that the applicable standard of conduct has not been met.

              Insofar as  indemnification  for  liabilities  arising  under the
              Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the Registrant's Articles of Incorporation or otherwise, the
              Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund and Portfolio Management" and to the section of the Statement of Additional Information captioned "Directors and Officers of the Company."

Item 27.      PRINCIPAL UNDERWRITERS

        (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust.

        (b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

Name and Principal          Position and Offices          Position and Offices
 Business Address             with Underwriter              with Registrant
------------------          --------------------          ---------------------

Robert G. Davis             Director and Chairman         Director and
9800 Fredericksburg Road    of the Board of               Chairman of the
San Antonio, TX 78288       Directors                     Board of Directors

Christopher W. Claus        Chief Executive Officer,      President, Director
9800 Fredericksburg Road    President, Director, and      and Vice Chairman of
San Antonio, TX 78288       Vice Chairman of the          the Board of Directors
Board of Directors

David G. Peebles            Senior Vice President,        Vice President and
9800 Fredericksburg Road    Equity Investments, and       Director
San Antonio, TX 78288       Director

Kenneth E. Willmann         Senior Vice President,        Vice President
9800 Fredericksburg Road    Fixed Income Investments,
San Antonio, TX 78288       and Director

Michael D. Wagner           Vice President, Secretary     Secretary
9800 Fredericksburg Road    and Counsel
San Antonio, TX 78288


Mark S. Howard              Senior Vice President,        Assistant Secretary
9800 Fredericksburg Road    Securities Counsel and
San Antonio, TX 78288       Compliance, and Assistant
                            Secretary


David M. Holmes             Senior Vice President,        Treasurer
9800 Fredericksburg Road    Senior Financial Officer,
San Antonio, TX 78288       and Treasurer

        (c)   Not Applicable

Item 28.      LOCATION OF ACCOUNTS AND RECORDS

              The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:


               USAA Investment Management Company    Bankers Trust Company
               9800 Fredericksburg Road              130 Liberty Street
               San Antonio, Texas 78288              New York, New York  10006

               USAA Shareholder Account Services     Chase Manhattan Bank
               9800 Fredericksburg Road              4 Chase MetroTech
               San Antonio, Texas 78288              18th Floor
                                                     Brooklyn, New York  11245
               State Street Bank and Trust Company
               1776 Heritage Drive
               North Quincy, Massachusetts 02171


Item 29.      MANAGEMENT SERVICES

              Not Applicable

Item 30.      UNDERTAKINGS

              None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 20th day of February 2002.

                                                     USAA MUTUAL FUND, INC.

                                                     /S/CHRISTOPHER W. CLAUS
                                                     -----------------------
                                                     Christopher W. Claus
                                                     President

     Pursuant to the requirements of the Securities Act, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature)                  (Title)                         (Date)
                            Chairman of the
                            Board of Directors
/S/ROBERT G. DAVIS                                         February 20, 2002
-----------------------
Robert G. Davis
                            Vice Chairman of the Board
/S/CHRISTOPHER W. CLAUS     of Directors and President
-----------------------      (Principal Executive Officer)  February 20, 2002
Christopher W. Claus

                            Treasurer (Principal
/S/DAVID M. HOLMES          Financial and
-----------------------     Accounting Officer)            February 20, 2002
David M. Holmes

/S/DAVID G. PEEBLES         Director                       February 20, 2002
-----------------------
David G. Peebles

/S/ROBERT L. MASON          Director                       February 20, 2002
-----------------------
Robert L. Mason

/S/MICHAEL F. REIMHERR      Director                       February 20, 2002
-----------------------
Michael F. Reimherr

/S/RICHARD A. ZUCKER        Director                       February 20, 2002
-----------------------
Richard A. Zucker

/S/BARBARA B. DREEBEN       Director                       February 20, 2002
-----------------------
Barbara B. Dreeben

/S/LAURA T. STARKS          Director                       February 20, 2002
-----------------------
Laura T. Starks

                                   SIGNATURES

     Master Extended Market Index Series has duly caused this Post-effective Amendment No. 60 to the Registration Statement on Form N-1A of USAA Mutual Fund, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the township of Plainsboro and state of New Jersey on the 28th day of February, 2002.

MASTER EXTENDED MARKET INDEX SERIES

     By:
        -------------------------
        Terry K. Glenn, President


     This Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of USAA Mutual Fund, Inc. has been signed below by the following persons in the capacities included with respect to Master Extended Market Index Series only on February 28, 2002.

SIGNATURE                                        TITLE

Terry K. Glenn*                                  President and Trustee

M. Colyer Crum*                                  Trustee

Laurie Simon Hodrick*                            Trustee

Stephen B. Swensrud*                             Trustee

J. Thomas Touchton*                              Trustee

Fred G. Weiss*                                   Trustee



*By  /S/TERRY K. GLENN
     ----------------------------------------------
     Terry K. Glenn
     As Attorney-in-Fact to a Power of Attorney.

                                 EXHIBIT INDEX

EXHIBIT                             ITEM                             PAGE NO. *
-------                             ----                             ----------


1  (a)     Articles of Incorporation dated October 10, 1980 (1)
   (b)     Articles of Amendment dated January 14, 1981 (1)
   (c)     Articles Supplementary dated July 28, 1981 (1)
   (d)     Articles Supplementary dated November 3, 1982 (1)
   (e)     Articles of Amendment dated May 18, 1983 (1)
   (f)     Articles Supplementary dated August 8, 1983 (1)
   (g)     Articles Supplementary dated July 27, 1984 (1)
   (h)     Articles Supplementary dated November 5, 1985 (1)
   (i)     Articles Supplementary dated January 23, 1987 (1)
   (j)     Articles Supplementary dated May 13, 1987 (1)
   (k)     Articles Supplementary dated January 25, 1989 (1)
   (l)     Articles Supplementary dated May 2, 1991 (1)
   (m)     Articles Supplementary dated November 14, 1991 (1)
   (n)     Articles Supplementary dated April 14, 1992 (1)
   (o)     Articles Supplementary dated November 4, 1992 (1)
   (p)     Articles Supplementary dated March 23, 1993 (1)
   (q)     Articles Supplementary dated May 5, 1993 (1)
   (r)     Articles Supplementary dated November 8, 1993 (1)
   (s)     Articles Supplementary dated January 18, 1994 (1)
   (t)     Articles Supplementary dated November 9, 1994 (1)
   (u)     Articles Supplementary dated November 8, 1995 (2)
   (v)     Articles Supplementary dated February 6, 1996 (3)
   (w)     Articles Supplementary dated March 12, 1996 (4)
   (x)     Articles Supplementary dated November 13, 1996 (7)
   (y)     Articles Supplementary dated May 9, 1997 (8)
   (z)     Articles of Amendment dated July 9, 1997 (9)
   (aa)    Articles Supplementary dated November 12, 1997 (10)
   (bb)    Articles Supplementary dated April 3, 1998 (13)
   (cc)    Articles Supplementary dated May 6, 1999 (14)
   (dd)    Articles Supplementary dated November 18, 1999 (16)
   (ee)    Articles Supplementary dated July 19, 2000 (17)
   (ff)    Articles Supplementary dated February  15, 2001 (21)
   (gg)    Articles Supplementary dated June 20, 2001 (22)
   (hh)    Certificate of Correction to Articles Supplementary (22)

2          Bylaws, as amended September 17, 2001 (filed herewith)           112


3          SPECIMEN CERTIFICATES FOR SHARES OF
   (a)     Growth Fund (1)
   (b)     Income Fund (1)
   (c)     Money Market Fund (1)
   (d)     Aggressive Growth Fund (1)
   (e)     Income Stock Fund (1)
   (f)     Growth & Income Fund (1)
   (g)     Short-Term Bond Fund (1)

EXHIBIT                                 ITEM                          PAGE NO.*


   (h)     S&P 500 Index Fund (4)
   (i)     Science & Technology Fund (9)
   (j)     First Start Growth Fund (9)
   (k)     Intermediate-Term Bond Fund (15)
   (l)     High-Yield Opportunities Fund (15)
   (m)     Small Cap Stock Fund (15)
   (n)     Extended Market Index Fund (19)
   (o)     Nasdaq-100 Index Fund (19)
   (p)     Global Titans Index Fund (19)
   (q)     Capital Growth Fund (19)
   (r)     Value Fund (21)


4  (a)     Advisory Agreement dated August 1, 2001 (22)
   (b)     Letter Agreement dated August 3, 2001 to the Advisory
           Agreement adding the Value Fund (22)
   (c)     Management Agreement dated  May 1, 1996 with respect to the
           S&P 500 Index Fund (5)
   (d) Administration and Servicing Agreement dated February 1, 2001, as amended February 20, 2002 with respect to the S&P 500 Index Fund, Extended Market Index Fund, Nasdaq-100 Index Fund, and Global
           Titans Index Fund (filed herewith)                               124
   (e)     Letter Agreement to the Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
   (f) Management Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
   (g) Advisory Agreement dated October 27, 2000 with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund (19)
   (h) Sub-Advisory Agreement dated October 27, 2000 with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund (19)
   (i) Accounting Services Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
   (j) Administration and Servicing Agreement dated August 1, 2001, with respect to the Aggressive Growth Fund, Growth Fund, Growth
           & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond
           Fund, Money Market Fund, Science & Technology Fund, First
           Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, and Capital
           Growth Fund (22)
   (k) Letter Agreement dated August 3, 2001 to the Administration and Servicing Agreement with respect to the Value Fund (22)
   (l)     Sub-Advisory Agreement dated August 10, 2001 with respect to the
           S&P 500 Index Fund (22)
   (m) Investment Accounting Agreement dated August 10, 2001 with respect to the S&P 500 Index Fund (22)

5  (a)     Underwriting Agreement dated July 25, 1990 (1)
   (b) Letter Agreement to the Underwriting Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
   (c) Letter Agreement to the Underwriting Agreement dated May 1, 1996 adding S&P 500 Index Fund (5)
   (d) Letter Agreement to the Underwriting Agreement dated August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)

EXHIBIT                                 ITEM                          PAGE NO.*

   (e) Letter Agreement to the Underwriting Agreement dated August 2, 1999 adding Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund (15)
   (f) Letter Agreement to the Underwriting Agreement dated October 27, 2000 adding the Extended Market Index Fund, the Nasdaq-100 Index Fund, the Global Titans Index Fund, and the Capital Growth
           Fund  (19)
   (g) Letter Agreement to the Underwriting Agreement dated August 3, 2001 adding the Value Fund (22)

6          Not Applicable

7  (a)     Amended and Restated Custodian Agreement dated July 1, 2001 (22)
   (b)     Subcustodian Agreement dated March 24, 1994 (3)
   (c) Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
   (d)     Subcustodian Agreement dated May 1, 1996 with respect to the
           S&P 500 Index Fund (5)
   (e) Letter Agreement to the Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
   (f) Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
   (g)     Addendum to Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
   (h)     Letter Agreement to the Custodian Agreement dated August 3,
           2001 with respect to the Value Fund (22)

8  (a)     Articles of Merger dated January 30, 1981 (1)
   (b)     Transfer Agency Agreement dated November 15, 2001
           (filed herewith)                                                 131
   (c)     Master Revolving Credit Facility Agreement with Bank of
           America dated January 10, 2002 (filed herewith)                  144
   (d) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 9, 2002 ($40,000,000) (filed herewith) 171
   (e)     Master-Feeder Participation Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
   (f)     License Agreement for Nasdaq-100 Index Fund  dated October 27,
           2000 (19)
   (g)     License Agreement for Global Titans Index Fund dated October 27,
           2000 (19)
   (h) Sublicense Agreement for the Extended Market Index Fund dated October 27, 2000 (19)
   (i) Commodity Customer's Agreement for the Nasdaq-100 Index Fund and Global Titans Index Fund dated October 27, 2000 (19)

9  (a)     Opinion of Counsel with respect to the Growth Fund, Income Fund,
           Income Stock Fund, Growth & Income Fund, Short-Term Bond Fund, Science & Technology, and First Start Growth Fund (19)
   (b) Opinion and Consent of Counsel with respect to the Aggressive Growth Fund and Money Market Fund (22)
   (c)     Consent of Counsel with respect to the Growth Fund, Income
           Fund, Money Market Fund, Income Stock Fund, Growth & Income Fund, Short-Term Bond Fund, Science & Technology, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, and Capital Growth Fund (22)

EXHIBIT                                 ITEM                          PAGE NO.*

   (d)     Opinion of Counsel with respect to the S&P 500 Index Fund (16)
   (e) Opinion of Counsel with respect to the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund (14)
   (f)     Opinion and Consent of Counsel with respect to the S&P 500
           Index Fund, Extended Market Index Fund, Nasdaq-100 Index Fund, and Global Titans Index Fund (to be filed by amendment)
   (g)     Opinion of Counsel with respect to the Extended Market Index
           Fund, the Nasdaq-100 Index Fund, the Global Titans Index Fund, and the Capital Growth Fund (18)
   (h)     Opinion and Consent of Counsel with respect to the Value
           Fund (21)
   (i)     Opinion and Consent of Counsel with respect to the S&P 500
           Index Fund (USAA Eagle Shares) (to be filed by amendment)

10         Independent Auditors' Consent (filed herewith)                   203

11         Omitted financial statements - Not Applicable


12         SUBSCRIPTIONS AND INVESTMENT LETTERS
   (a) Subscription and Investment Letter for Growth & Income Fund and Short-Term Bond Fund (1)
   (b)     Subscription and Investment Letter for S&P 500 Index Fund (5)
   (c) Subscription and Investment Letter for Science & Technology Fund and First Start Growth Fund (9)
   (d) Subscription and Investment Letter for the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund (15)
   (e) Subscription and Investment Letter for the Extended Market Index Fund, Nasdaq-100 Index Fund, Global Titans Index Fund, and Capital Growth Fund (19)
   (f)     Subscription and Investment Letter for the Value Fund (22)


13         12b-1 Plan - Not Applicable


14         Form of 18f-3 Plan (filed herewith)                              207


15         Reserved

16         CODE OF ETHICS
   (a)     USAA Investment Management Company (20)
   (b)     Deutsche Asset Management, Inc. (20)
   (c)     Merrill Lynch Investment Mangers (18)
   (d)     Barclays Global Investors, N.A. (18)


17         POWERS OF ATTORNEY
   (a)     Powers of Attorney for David G. Peebles, Robert L. Mason,
           Richard A. Zucker, Barbara B. Dreeben, and Michael F. Reimherr
           dated April 18, 2000  (16)
   (b)     Power of Attorney for Robert G. Davis dated July 19, 2000 (17)
   (c)     Power of Attorney for Laura T. Starks dated February 15, 2001 (20)
   (d)     Power of Attorney for Christopher W. Claus dated April 26, 2001 (21)
   (e)     Power of Attorney for David M. Holmes (22)



--------------
 (1) Previously filed with Post-Effective Amendment No. 38 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 29, 1995.

 (2) Previously filed with Post-Effective Amendment No. 39 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 21, 1995.

 (3) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 15, 1996.

 (4) Previously filed with Post-Effective Amendment No. 41 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 26, 1996.

 (5) Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 11, 1996.

 (6) Previously filed with Post-Effective Amendment No. 43 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 1996.

 (7) Previously filed with Post-Effective Amendment No. 44 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 21, 1997.

 (8) Previously filed with Post-Effective Amendment No. 45 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 16, 1997.

 (9) Previously filed with Post-Effective Amendment No. 46 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1997.

 (10) Previously filed with Post-Effective Amendment No. 47 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1998.

 (11) Previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 27, 1998.

 (12) Previously filed with Post-Effective Amendment No. 49 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1998.

 (13) Previously filed with Post-Effective Amendment No. 50 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1999.

 (14) Previously filed with Post-Effective Amendment No. 51 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 14, 1999.

 (15) Previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 1999.

 (16) Previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2000.

 (17) Previously filed with Post-Effective Amendment No. 54 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on August 4, 2000.

 (18) Previously filed with Post-Effective Amendment No. 55 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 27, 2000.

 (19) Previously filed with Post-Effective Amendment No. 56 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 2000.

 (20) Previously filed with Post-Effective Amendment No. 57 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 30, 2001.

 (21) Previously filed with Post-Effective Amendment No. 58 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 18, 2001.


 (22) Previously filed with Post-Effective Amendment No. 59 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 2002.


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